                                                                   EXHIBIT 10.1

                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                                      AMONG

                    COMMUNITY FINANCIAL HOLDING COMPANY, INC.
                                  AS DEPOSITOR,

                            WILMINGTON TRUST COMPANY
                              AS PROPERTY TRUSTEE,

                            WILMINGTON TRUST COMPANY,
                            AS DELAWARE TRUSTEE, AND

                                THOMAS J. MARTIN,
                                 ANN K. MARSHALL
                                       AND
                                  DONALD W. TEW
                                AS ADMINISTRATORS

                           DATED AS OF MARCH 26, 2004

                      ____________________________________

                              CFHC CAPITAL TRUST I

                      ____________________________________

                              CFHC CAPITAL TRUST I

  Certain Sections of this Trust Agreement relating to Sections 310 through 318 of the Trust Indenture Act of 1939:

Trust Indenture Act Section                           Trust Agreement Section
---------------------------                           -----------------------
Section   310 (a)(1)...........................                         8.7
              (a)(2)...........................                         8.7
              (a)(3)...........................                         8.9
              (a)(4)...........................                  2.7(a)(ii)
              (b)..............................               8.8, 10.10(b)
Section   311 (a)..............................              8.13, 10.10(b)
              (b)..............................              8.13, 10.10(b)
Section   312 (a)..............................                    10.10(b)
              (b)..............................               10.10(b), (f)
              (c)..............................                         5.7
Section   313 (a)..............................                     8.15(a)
              (a)(4)...........................                    10.10(c)
              (b)..............................           8.15(c), 10.10(c)
              (c)..............................              10.8, 10.10(c)
              (d)..............................                    10.10(c)
Section   314 (a)..............................              8.16, 10.10(d)
              (b)..............................              Not Applicable
              (c)(1)...........................         8.17, 10.10(d), (e)
              (c)(2)...........................         8.17, 10.10(d), (e)
              (c)(3)...........................         8.17, 10.10(d), (e)
              (e)..............................              8.17, 10.10(e)
Section   315 (a)..............................                      8.1(d)
              (b)..............................                         8.2
              (c)..............................                      8.1(c)
              (d)..............................                      8.1(d)
              (e)..............................              Not Applicable
Section   316 (a)..............................              Not Applicable
              (a)(1)(A)........................              Not Applicable
              (a)(1)(B)........................              Not Applicable
              (a)(2)...........................              Not Applicable
              (b)..............................                        5.13
              (c)..............................                         6.7
Section   317 (a)(1)...........................              Not Applicable
              (a)(2)...........................                        8.14
              (b)..............................                        5.10
Section   318 (a)..............................                    10.10(a)

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
ARTICLE I           DEFINED TERMS......................................................................    1
   SECTION 1.1.     Definitions........................................................................    1

ARTICLE II          CONTINUATION OF THE ISSUER TRUST...................................................   12
   SECTION 2.1.     Name...............................................................................   12
   SECTION 2.2.     Office of the Delaware Trustee; Principal Place of Business........................   12
   SECTION 2.3.     Initial Contribution of Trust Property; Organizational Expenses....................   13
   SECTION 2.4.     Issuance of the Restricted Capital Securities......................................   13
   SECTION 2.5.     Issuance of the Common Securities; Subscription and Purchase of Junior
                    Subordinated Debentures............................................................   13
   SECTION 2.6.     Authorization to Issue Additional Trust Securities; Authorization to
                    Subscribe and Purchase Additional Junior Subordinated Debentures...................   14
   SECTION 2.7.     Declaration of Trust...............................................................   14
   SECTION 2.8.     Authorization to Enter into Certain Transactions...................................   14
   SECTION 2.9.     Assets of Trust....................................................................   17
   SECTION 2.10.    Title to Trust Property............................................................   18

ARTICLE III         PAYMENT ACCOUNT....................................................................   18
   SECTION 3.1.     Payment Account....................................................................   18

ARTICLE IV          DISTRIBUTIONS; REDEMPTION..........................................................   18
   SECTION 4.1.     Distributions......................................................................   18
   SECTION 4.2.     Redemption.........................................................................   20
   SECTION 4.3.     Subordination of Common Securities.................................................   22
   SECTION 4.4.     Payment Procedures.................................................................   22
   SECTION 4.5.     Tax Returns and Reports............................................................   23
   SECTION 4.6.     Payment of Taxes, Duties, Etc. of the Issuer Trust.................................   23
   SECTION 4.7.     Payments under Indenture or Pursuant to Direct Actions.............................   23
   SECTION 4.8.     Liability of the Holder of Common Securities.......................................   23

ARTICLE V           TRUST SECURITIES CERTIFICATES......................................................   24
   SECTION 5.1.     Initial Ownership..................................................................   24
   SECTION 5.2.     The Trust Securities Certificates..................................................   24
   SECTION 5.3.     Execution and Delivery of Trust Securities Certificates............................   24
   SECTION 5.4.     Global Capital Securities..........................................................   25
   SECTION 5.5.     Registration of Transfer and Exchange Generally; Certain Transfers
                    and Exchanges; Capital Securities Certificates; Securities Act Legends.............   26
   SECTION 5.6.     Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.................   30
   SECTION 5.7.     Persons Deemed Holders.............................................................   30
   SECTION 5.8.     Access to List of Holders' Names and Addresses.....................................   30
   SECTION 5.9.     Maintenance of Office or Agency....................................................   30
   SECTION 5.10.    Appointment of Paying Agent........................................................   31
   SECTION 5.11.    Ownership of Common Securities by Depositor........................................   31
   SECTION 5.12.    Notices to Clearing Agency.........................................................   32

   SECTION 5.13.    Rights of Holders..................................................................   32

ARTICLE VI          ACTS OF HOLDERS; MEETINGS; VOTING..................................................   34
   SECTION 6.1.     Limitations on Holders' Voting Rights..............................................   34
   SECTION 6.2.     Notice of Meetings.................................................................   35
   SECTION 6.3.     Meetings of Holders................................................................   35
   SECTION 6.4.     Voting Rights......................................................................   36
   SECTION 6.5.     Proxies, etc.......................................................................   36
   SECTION 6.6.     Holder Action by Written Consent...................................................   36
   SECTION 6.7.      Record Date for Voting and Other Purposes.........................................   36
   SECTION 6.8.      Acts of Holders...................................................................   37
   SECTION 6.9.     Inspection of Records..............................................................   38

ARTICLE VII         REPRESENTATIONS AND WARRANTIES.....................................................   38
   SECTION 7.1.     Representations and Warranties of the Property Trustee and the Delaware Trustee....   38
   SECTION 7.2.     Representations and Warranties of Depositor........................................   39

ARTICLE VIII        THE ISSUER TRUSTEES; THE ADMINISTRATORS............................................   39
   SECTION 8.1.     Certain Duties and Responsibilities................................................   39
   SECTION 8.2.     Certain Notices....................................................................   42
   SECTION 8.3.     Certain Rights of Property Trustee.................................................   42
   SECTION 8.4.     Not Responsible for Recitals or Issuance of Securities.............................   44
   SECTION 8.5.     May Hold Securities................................................................   44
   SECTION 8.6.     Compensation; Indemnity; Fees......................................................   44
   SECTION 8.7.     Corporate Property Trustee Required; Eligibility of Trustees and Administrators....   45
   SECTION 8.8.     Conflicting Interests..............................................................   46
   SECTION 8.9.     Co-Trustees and Separate Trustee...................................................   46
   SECTION 8.10.    Resignation and Removal; Appointment of Successor..................................   47
   SECTION 8.11.    Acceptance of Appointment by Successor.............................................   48
   SECTION 8.12.    Merger, Conversion, Consolidation or Succession to Business........................   49
   SECTION 8.13.    Preferential Collection of Claims Against Depositor or Issuer Trust................   49
   SECTION 8.14.    Trustee May File Proofs of Claim...................................................   49
   SECTION 8.15.    Reports by Property Trustee........................................................   50
   SECTION 8.16.    Reports to the Property Trustee....................................................   51
   SECTION 8.17.    Evidence of Compliance with Conditions Precedent...................................   51
   SECTION 8.18.    Number of Issuer Trustees..........................................................   51
   SECTION 8.19.    Delegation of Power................................................................   51
   SECTION 8.20.    Appointment of Administrators......................................................   52

ARTICLE IX          DISSOLUTION, LIQUIDATION AND MERGER................................................   52
   SECTION 9.1.     Dissolution Upon Expiration Date...................................................   52
   SECTION 9.2.     Early Dissolution..................................................................   52
   SECTION 9.3.     Termination........................................................................   53
   SECTION 9.4.     Liquidation........................................................................   53

   SECTION 9.5.     Mergers, Consolidations, Amalgamations or Replacements of the Issuer Trust.........   55

ARTICLE X           MISCELLANEOUS PROVISIONS...........................................................   56
   SECTION 10.1.    Limitation of Rights of Holders....................................................   56
   SECTION 10.2.    Amendment..........................................................................   56
   SECTION 10.3.    Separability.......................................................................   57
   SECTION 10.4.    Governing Law......................................................................   57
   SECTION 10.5.    Payments Due on Non-Business Day...................................................   58
   SECTION 10.6.    Successors.........................................................................   58
   SECTION 10.7.    Headings...........................................................................   58
   SECTION 10.8.    Reports, Notices and Demands.......................................................   59
   SECTION 10.9.    Agreement Not to Petition..........................................................   59
   SECTION 10.10.   Trust Indenture Act; Conflict with Trust Indenture Act.............................   60
   SECTION 10.11.   Acceptance of Terms of Trust Agreement, Guarantee and Indenture....................   61

Exhibit A.          Certificate of Trust...............................................................    1

Exhibit B.          Form of Restricted Securities Certificate..........................................    1

Exhibit C.          Form of Common Securities Certificate..............................................    1

Exhibit D.          Form of Capital Securities Certificate.............................................    1

Exhibit E.          Form of Placement Agreement........................................................    1

                      AMENDED AND RESTATED TRUST AGREEMENT

            THIS AMENDED AND RESTATED TRUST AGREEMENT, dated as of March 26, 2004, is by and among (i) Community Financial Holding Company, Inc., a Georgia corporation (including any successors or assigns, the "Depositor"), (ii) Wilmington Trust Company, a Delaware banking corporation, as property trustee (in such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee or Delaware Trustee, the "Bank"), (iii) Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (in such capacity, the "Delaware Trustee") (the Property Trustee and the Delaware Trustee are referred to collectively herein as the "Issuer Trustees"), (iv) the Administrators, as hereinafter defined, and (v) the several Holders, as hereinafter defined.

                                   WITNESSETH

            WHEREAS, the Depositor and the Delaware Trustee have heretofore duly declared and established a statutory trust pursuant to the Delaware Statutory Trust Act by entering into a certain Trust Agreement, dated as of March 24, 2004 (the "Original Trust Agreement"), and by the execution and filing by the Delaware Trustee with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on March 24, 2004 (the "Certificate of Trust"), attached as Exhibit A; and

            WHEREAS, the Depositor and the Delaware Trustee desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities by the Issuer Trust to the Depositor, (ii) the issuance and sale of the Capital Securities by the Issuer Trust pursuant to the Placement Agreement, (iii) the acquisition by the Issuer Trust from the Depositor of all of the right, title and interest in the Junior Subordinated Debentures, (iv) the appointment of the Administrators and (v) the addition of the Property Trustee as a party to this Trust Agreement.

            NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party, intending to be legally bound, for the benefit of the other parties and for the benefit of the Holders, hereby amends and restates the Original Trust Agreement in its entirety and agrees, as follows:

                                    ARTICLE I

                                  DEFINED TERMS

            SECTION 1.1. DEFINITIONS.

            For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (1) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) All other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

            (4) All accounting terms used but not defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles as in effect at the time of determination;

            (5) Unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement;

            (6) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision; and

            (7) All references to the date the Capital Securities were originally issued shall refer to the date hereof.

            "Act" has the meaning specified in Section 6.8.

            "Additional Amounts" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of any Additional Interest (as defined in the Indenture) paid by the Depositor on a Like Amount of Junior Subordinated Debentures for such period.

            "Additional Sums" has the meaning specified in Section 10.6 of the Indenture.

            "Administrators" means each Person appointed in accordance with
Section 8.20 solely in such Person's capacity as Administrator of the Issuer Trust continued hereunder and not in such Person's individual capacity, or any successor Administrator appointed as herein provided; with the initial Administrators being Thomas J. Martin, Ann K. Marshall and Donald W. Tew.

            "Affiliate" means with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Applicable Procedures" mean, with respect to any transfer or transaction involving a Global Capital Security or beneficial interest therein, the rules and procedures of the

Depositary for such Capital Security, in each case to the extent applicable to such transaction and as in effect from time to time.

            "Bank" has the meaning specified in the preamble to this Trust Agreement.

            "Bankruptcy Event" means, with respect to any Person:

            (1) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, conservator, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (2) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, conservator, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

            "Bankruptcy Laws" has the meaning specified in Section 10.9.

            "Board of Directors" means the board of directors of the Depositor or the Executive Committee of the board of directors of the Depositor (or any other committee of the board of directors of the Depositor performing similar functions) or a committee designated by the board of directors of the Depositor (or any such committee), comprised of two or more members of the board of directors of the Depositor or officers of the Depositor, or both.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors, or such committee of the Board of Directors or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Issuer Trustees.

            "Business Day" means a day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in the City of New York, New York or the City of Wilmington, Delaware are authorized or required by law or executive order to remain closed or (c) a day on which either the Property Trustee's corporate trust office or the Indenture Trustee's corporate trust office is closed for business.

            "Capital Securities Certificate" means a certificate evidencing ownership of Capital Securities, substantially in the form attached as Exhibit D, and shall, unless specified otherwise herein, include a Restricted Securities Certificate, substantially in the form attached hereto as Exhibit B. The Capital Securities Certificate shall be issued initially with a Restricted Capital Securities Legend, which shall remain on such certificate until the Depositor and the Issuer Trust receive an Opinion of Counsel that such legend can be removed consistent with the Securities Act.

            "Capital Security" means a preferred undivided beneficial interest in the assets of the Issuer Trust, having a Liquidation Amount of $50,000 or an integral multiple in excess of such amount and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

            "Capital Treatment Event" means, in respect of the Issuer Trust, the receipt by the Property Trustee of an Opinion of Counsel, experienced in such matters and who may be counsel to the Depositor, and determination by the Depositor that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action (including any action taken in connection with a regulatory examination or in connection with or as a result of any change in regulatory policy) or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement, action or decision is announced on or after the date of the issuance of the Capital Securities of the Issuer Trust, there is more than an insubstantial risk that the Depositor will not be entitled to treat an amount equal to the Liquidation Amount of such Capital Securities as "Tier 1 Capital" (or the then equivalent thereof) for purposes of the risk-based capital adequacy guidelines of the Board of Governors of the Federal Reserve System, as then in effect and applicable to the Depositor.

            "Cede" means Cede & Co., as the nominee of the Depositary.

            "Certificate of Trust" has the meaning specified in the preamble to this Trust Agreement.

            "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depositary shall be the initial Clearing Agency.

            "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

            "Closing" and "Closing Date" have the respective meanings specified in the Placement Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Commission" means the United States Securities and Exchange Commission, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

            "Common Securities Purchase Agreement" means the Common Securities Purchase Agreement, dated of even date herewith, between the Issuer Trust and the Depositor, as the same may be amended from time to time.

            "Common Security" means an undivided beneficial interest in the assets of the Issuer Trust, having a Liquidation Amount of $1,000 and integral multiples in excess thereof and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

            "Corporate Trust Office" means the principal office of the Property Trustee located in the City of Wilmington, Delaware, which at the time of the execution of this Trust Agreement is located at 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

            "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

            "Debenture Purchase Agreement" means the Junior Subordinated Debenture Purchase Agreement, dated of even date herewith, between the Depositor and the Issuer Trust, as the same may be amended from time to time.

            "Debenture Redemption Date" means, with respect to any Junior Subordinated Debentures to be redeemed under the Indenture, the date fixed for redemption of such Debentures under the Indenture.

            "Delaware Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq., as it may be amended from time to time.

            "Delaware Trustee" means the corporation identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Issuer Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

            "Depositary" means The Depository Trust Company or any successor thereto.

            "Depositor" has the meaning specified in the preamble to this Trust Agreement.

            "Direct Action" has the meaning specified in Section 5.13(c).

            "Distribution Date" has the meaning specified in Section 4.1(a).

            "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

            "Early Termination Event" has the meaning specified in Section 9.2.

            "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1)   the occurrence of a Debenture Event of Default; or

            (2) default by the Issuer Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

            (3) default by the Issuer Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

            (4) default in the performance, or breach, in any material respect, of any covenant or warranty of the Issuer Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance of which or the breach of which is dealt with in clause (2) or (3) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer Trustees and the Depositor by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Capital Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (5) the occurrence of any Bankruptcy Event with respect to the Property Trustee or all or substantially all of its property if a successor Property Trustee has not been appointed within a period of 90 days thereof.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto, as amended from time to time.

            "Expiration Date" has the meaning specified in Section 9.1.

            "Global Capital Securities Certificate" means a Capital Securities Certificate or Restricted Securities Certificate, as the case may be, evidencing ownership of Capital Securities, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.4.

            "Global Capital Security" means those Capital Securities evidenced by the Global Capital Securities Certificate.

            "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor and the Guarantee Trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Capital Securities, as amended from time to time.

            "Guarantee Trustee" means Wilmington Trust Company, solely in its capacity as the trustee that holds the Guarantee for the benefit of the Holders and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

            "Holder" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Statutory Trust Act.

            "Indemnified Person" has the meaning provided in Section 8.6.

            "Indenture" means the Junior Subordinated Indenture, dated of even date herewith, between the Depositor and the Indenture Trustee (as amended or supplemented from time to time) relating to the issuance of the Junior Subordinated Debentures.

            "Indenture Trustee" means Wilmington Trust Company, a Delaware banking corporation and any successor.

            "Investment Company Act" means the Investment Company Act of 1940, as amended.

            "Investment Company Event" means the receipt by the Issuer Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Issuer Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Capital Securities.

            "Issuer Trust" means CFHC Capital Trust I, a Delaware statutory trust created under the Delaware Statutory Trust Act.

            "Issuer Trustees" has the meaning specified in the preamble to this Trust Agreement.

            "Junior Subordinated Debentures" means the Depositor's Floating Rate Junior Subordinated Deferrable Interest Debentures, due March 31, 2034, issued pursuant to the Indenture.

            "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

            "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to that portion of the principal amount of Junior Subordinated Debentures to be contemporaneously redeemed in accordance with the Indenture, allocated to the Common Securities and to the Capital Securities pro rata based upon the relative Liquidation Amounts of such classes and (b) with respect to a distribution of Junior Subordinated Debentures to Holders of Trust Securities in connection with a dissolution or liquidation of the Issuer Trust, Junior Subordinated Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Junior Subordinated Debentures are distributed.

            "Liquidation Amount" means the stated amount of $50,000.00 per Capital Security and $1,000.00 per Common Security.

            "Liquidation Date" means the date on which Junior Subordinated Debentures are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Issuer Trust pursuant to Section 9.4.

            "Liquidation Distribution" has the meaning specified in Section 9.4(d).

            "Majority in Liquidation Amount of the Capital Securities" or "Majority in Liquidation Amount of the Common Securities" means, except as provided by the Trust Indenture Act, Capital Securities or Common Securities, as the case may be, representing more than 50% of the aggregate Liquidation Amount of all then Outstanding Capital Securities or Common Securities, as the case may be.

            "Officers' Certificate" means a certificate signed by the Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President or an Executive Vice President, a Senior Vice President or Vice President, and by the Treasurer, an Assistant Treasurer, the Chief Financial Officer, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the party provided herein. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

            (1) a statement by each officer signing the Officers' Certificate that such officer has read the covenant or condition and the definitions relating thereto;

            (2) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officers' Certificate;

            (3) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Depositor or any Affiliate of the Depositor.

            "Original Trust Agreement" has the meaning specified in the preamble to this Trust Agreement.

            "Outstanding," with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Trust Agreement, except:

            (1) Trust Securities theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

            (2) Trust Securities for whose payment or redemption cash in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Capital Securities, provided that if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

            (3) Trust Securities that have been paid or for which other Trust Securities have been executed and delivered in exchange therefor or in lieu thereof pursuant to Sections 5.4, 5.5 and 5.6; provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Capital Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Capital Securities owned by the Depositor, any Issuer Trustee, any Administrator or any Affiliate of the Depositor, shall be disregarded and deemed not to be Outstanding, except that
(a) in determining whether any Issuer Trustee or any Administrator shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Capital Securities that such Issuer Trustee or such Administrator, as the case may be, knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Capital Securities are owned by the Depositor, one or more of the Issuer Trustees, one or more of the Administrators and/or any such Affiliate. Capital Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrators the pledgee's right so to act with respect to such Capital Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

            "Owner" means each Person who is the beneficial owner of Global Capital Securities as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly), in accordance with the rules of such Clearing Agency.

            "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.10 and shall initially be the Property Trustee.

            "Payment Account" means a segregated non-interest-bearing corporate trust account maintained with the Property Trustee in its trust department for the benefit of the Holders in which all amounts paid in respect of the Junior Subordinated Debentures will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Holders in accordance with Sections 4.1, 4.2 and 9.4.

            "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of whatever nature.

            "Placement Agents" means The Bankers Bank, a Georgia banking corporation, and BankersBanc Capital Corporation, a Georgia corporation.

            "Placement Agreement" means the Placement Agreement among the Depositor, the Issuer Trust and the Placement Agents.

            "Property Trustee" means the Person identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Issuer Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

            "Purchase Agreement" means, collectively, all purchase agreements executed by or on behalf of the Depositor, the Issuer Trust, and the Owners.

            "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Debenture Redemption Date and the stated maturity of the Junior Subordinated Debentures shall be a Redemption Date for a Like Amount of Trust Securities, including but not limited to any date of redemption pursuant to the occurrence of any Special Event.

            "Redemption Price" means a price equal to the Liquidation Amount, together with accumulated Distributions to, but excluding, the date fixed for redemption.

            "Relevant Trustee" has the meaning specified in Section 8.10.

            "Responsible Officer" when used with respect to the Property Trustee means any officer assigned to the Corporate Trust Office, including any managing director, vice president, principal, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            "Restricted Capital Securities" means all Capital Securities, including those represented by a Capital Securities Certificate, that are required pursuant to Section 5.5(c) to bear a Restricted Capital Securities Legend. Such term includes the Global Capital Securities Certificate.

            "Restricted Capital Securities Legend" means a legend substantially in the form of the legend required in the form of a Capital Securities Certificate set forth in Exhibit D to be placed upon a Restricted Capital Security.

            "Restricted Securities Certificate" means a certificate substantially in the form set forth in Exhibit B.

            "Securities Act" means the Securities Act of 1933, as amended, and any successor statute thereto, in each case as amended from time to time.

            "Senior Indebtedness" has the meaning specified in the Indenture.

            "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.5.

            "Special Event" means any Tax Event, Capital Treatment Event or Investment Company Event.

            "Successor Capital Securities Certificate" of any particular Capital Securities Certificate means every Capital Securities Certificate issued after, and evidencing all or a portion of the same beneficial interest in the Issuer Trust as that evidenced by, such particular Capital Securities Certificate; and, for the purposes of this definition, any Capital Securities Certificate executed and delivered under Section 5.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Capital Securities Certificate shall be deemed to evidence the same beneficial interest in the Issuer Trust as the mutilated, destroyed, lost or stolen Capital Securities Certificate.

            "Successor Capital Securities" has the meaning specified in Section 9.5.

            "Tax Event" means the receipt by the Issuer Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of issuance of the Capital Securities (including, without limitation, any of the foregoing arising with respect to, or resulting from, any proceeding or other action commencing on or before such date), there is more than an insubstantial risk that (i) the Issuer Trust is, or will be within 90 days of the delivery of such

Opinion of Counsel, subject to United States federal income tax with respect to income received or accrued on the Junior Subordinated Debentures, (ii) interest payable by the Depositor on the Junior Subordinated Debentures is not, or within 90 days of the delivery of such Opinion of Counsel will not be, deductible by the Depositor, in whole or in part, for United States federal income tax purposes, or (iii) the Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

            "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits hereto, and (ii) for all purposes of this Amended and Restated Trust Agreement any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Trust Agreement and any modification, amendment or supplement, respectively.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 or any successor statute, in each case as amended from time to time.

            "Trust Property" means (a) the Junior Subordinated Debentures, (b) any cash on deposit in, or owing to, the Payment Account, (c) all proceeds and rights in respect of the foregoing and (d) any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

            "Trust Securities Certificate" means any one of the Common Securities Certificates or the Capital Securities Certificates.

            "Trust Security" means any one of the Common Securities or the Capital Securities.

                                   ARTICLE II

                        CONTINUATION OF THE ISSUER TRUST

            SECTION 2.1. NAME.

            The Issuer Trust continued hereby shall be known as "CFHC Capital Trust I", as such name may be modified from time to time by the Administrators following written notice to the Holders of Trust Securities and the Issuer Trustees, in which name the Administrators and the Issuer Trustees may engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Issuer Trust and sue and be sued.

            SECTION 2.2. OFFICE OF THE DELAWARE TRUSTEE; PRINCIPAL PLACE OF BUSINESS.

            The address of the Delaware Trustee in the State of Delaware is Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders and the Depositor. The principal executive office of the Issuer Trust is in care of Community Financial Holding Company, Inc., 2775 Buford Highway, Duluth, Georgia, 30096 Attention: Ms. Ann K. Marshall.

            SECTION 2.3. INITIAL CONTRIBUTION OF TRUST PROPERTY; ORGANIZATIONAL EXPENSES.

            The Property Trustee acknowledges receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $10.00, which constitutes the initial Trust Property. The Depositor shall pay all organizational expenses of the Issuer Trust as they arise or shall, upon request of any Issuer Trustee, promptly reimburse such Issuer Trustee for any such expenses paid by such Issuer Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

            SECTION 2.4. ISSUANCE OF THE RESTRICTED CAPITAL SECURITIES.

            The Depositor, the Issuer Trust, and the Placement Agents executed and delivered the Placement Agreement pursuant to the Original Trust Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, an Administrator, on behalf of the Issuer Trust, shall manually execute in accordance with Section 5.3 and the Property Trustee shall authenticate in accordance with Section 5.3 and deliver to the Clearing Agency or its custodian, a Global Capital Securities Certificate, registered in the name of Cede & Co., in an aggregate amount of 80 Capital Securities having an aggregate Liquidation Amount of $5,500,000.00, against receipt of the aggregate purchase price of such Capital Securities of $5,500,000.00 by the Property Trustee.

            SECTION 2.5. ISSUANCE OF THE COMMON SECURITIES; SUBSCRIPTION AND PURCHASE OF JUNIOR SUBORDINATED DEBENTURES.

            Contemporaneously with the execution and delivery of this Trust Agreement, an Administrator, on behalf of the Issuer Trust, shall execute in accordance with Section 5.3 and the Property Trustee shall authenticate and shall deliver to the Depositor, Common Securities Certificates, registered in the name of the Depositor, having an aggregate Liquidation Amount of $171,000 against receipt of the aggregate purchase price of such Common Securities of $171,000 by the Property Trustee. Contemporaneously therewith, an Administrator, on behalf of the Issuer Trust, shall subscribe for and purchase from the Depositor the Junior Subordinated Debentures, registered in the name of Wilmington Trust Company, not in its individual capacity, but solely as Property Trustee for the Issuer Trust, and having an aggregate principal amount equal to $5,671,000, and, in satisfaction of the purchase price for such Junior Subordinated Debentures, the Property Trustee, on behalf of the Issuer Trust, shall deliver to the Depositor the sum of $5,671,000 (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of
Section 2.4, and (ii) the first sentence of this Section 2.5) and receive on behalf of the Issuer Trust the Junior Subordinated Debentures.

            SECTION 2.6. AUTHORIZATION TO ISSUE ADDITIONAL TRUST SECURITIES; AUTHORIZATION TO SUBSCRIBE AND PURCHASE ADDITIONAL JUNIOR SUBORDINATED DEBENTURES.

            During the period ending 90 days following the date of the Confidential Offering Memorandum, dated as of March 26, 2004, the Administrators, acting unanimously on behalf of the Issuer Trust, at their discretion, may cause the Issuer Trust to issue additional Capital Securities and Common Securities on the same terms and in the manner and relative proportions set forth in Sections 2.4 and 2.5; provided, however, that any such additional issuance of Trust Securities shall occur contemporaneously with the issuance by the Depositor of additional Junior Subordinated Debentures on the same terms and in the manner set forth in Section 2.5, which shall be subscribed for and purchased by an Administrator on behalf of the Issuer Trust, having an aggregate Liquidation Amount equal to the Aggregate Liquidation Amount of the additional Trust Securities to be issued. The amount of any issuance of additional Trust Securities by the Issuer Trust, or of additional Junior Subordinated Debentures by the Depositor, is unlimited.

            SECTION 2.7. DECLARATION OF TRUST.

            The exclusive purposes and functions of the Issuer Trust are to (a) issue and sell Trust Securities and use the proceeds from such sale to acquire the Junior Subordinated Debentures, and (b) engage in only those other activities necessary, convenient or incidental thereto. The Depositor hereby appoints the Issuer Trustees as trustees of the Issuer Trust, to have all the rights, powers and duties to the extent set forth herein, and the Issuer Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Issuer Trust and the Holders. The Depositor hereby appoints the Administrators, with such Administrators having all rights, powers and duties set forth herein with respect to accomplishing the purposes of the Issuer Trust, and the Administrators hereby accept such appointment; provided, however, that it is the intent of the parties hereto that such Administrators shall not be trustees or, to the fullest extent permitted by law, fiduciaries with respect to the Issuer Trust and this Trust Agreement shall be construed in a manner consistent with such intent. The Property Trustee shall have the right and power (but shall not be obligated) to perform those duties assigned to the Administrators. The Delaware Trustee, in such capacity, shall not be entitled to exercise any powers, nor shall the Delaware Trustee, in such capacity, have any of the duties and responsibilities, of the Property Trustee or the Administrators set forth herein. The Delaware Trustee, in such capacity, shall be one of the trustees of the Issuer Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act and for taking such actions as are required to be taken by a Delaware trustee under the Delaware Statutory Trust Act.

            SECTION 2.8. AUTHORIZATION TO ENTER INTO CERTAIN TRANSACTIONS.

            (a) The Issuer Trustees and the Administrators shall conduct the affairs of the Issuer Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section and in accordance with the following provisions (i), (ii) and (iii), the Issuer Trustees and the Administrators shall act as follows:

                  (i)   each Administrator, acting jointly or singly, shall:

                        (A) comply with the Placement Agreement regarding the issuance and sale of the Trust Securities;

                        (B) assist in compliance with the Securities Act, applicable state securities or blue sky laws, and the Trust Indenture Act;

                        (C) assist in the listing of the Capital Securities upon such securities exchange or exchanges, if any, as shall be determined by the Depositor, with the registration of the Capital Securities under the Exchange Act, if required or if requested by the Depositor, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                        (D) execute the Trust Securities on behalf of the Issuer Trust in accordance with this Trust Agreement;

                        (E) execute and deliver an application for a taxpayer identification number for the Issuer Trust;

                        (F) assist in the filing with the Commission, at such time as determined by the Depositor, any registration statement, if any, under the Securities Act relating to the Trust Securities, including any amendments thereto;

                        (G) unless otherwise required by the Trust Indenture Act, execute on behalf of the Issuer Trust any documents that the Administrators have the power to execute pursuant to this Trust Agreement, including without limitation, the Debenture Purchase Agreement and the Common Securities Purchase Agreement; and

                        (H) take any action incidental to the foregoing as necessary or advisable to give effect to the terms of this Trust Agreement.

                  (ii) The Property Trustee shall have the power and authority to act on behalf of the Issuer Trust with respect to the following matters:

                        (A)   the establishment of the Payment Account;

                        (B)   the receipt of the Junior Subordinated Debentures;

                        (C) the receipt and collection of interest, principal and any other payments made in respect of the Junior Subordinated Debentures in the Payment Account;

                        (D) the distribution of amounts owed to the Holders in respect of the Trust Securities;

                        (E) the exercise of all of the rights, powers and privileges of a holder of the Junior Subordinated Debentures;

                        (F) the sending of notices of default and other information regarding the Trust Securities and the Junior Subordinated Debentures to the Holders thereof in accordance with this Trust Agreement;

                        (G) the distribution of the Trust Property in accordance with the terms of this Trust Agreement;

                        (H) to the extent provided in this Trust Agreement, the winding-up of the affairs of and liquidation of the Issuer Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware; and

                        (I) after an Event of Default (other than under paragraph (2), (3), (4), or (5) of the definition of such term if such Event of Default is by or with respect to the Property Trustee), comply with the provisions of this Trust Agreement and take any action to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

            provided, however, that nothing in this Section 2.8(a)(ii) shall require the Property Trustee to take any action that is not otherwise required in this Trust Agreement.

                  (iii) The Administrators shall comply with the listing requirements of the Capital Securities upon such securities exchange or exchanges, if any, as shall be determined by the Depositor, the registration of the Capital Securities under the Exchange Act, if required or if requested by the Depositor, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing.

            (b) So long as this Trust Agreement remains in effect, the Issuer Trust (or the Issuer Trustees or Administrators acting on behalf of the Issuer Trust) shall not undertake any business, activity or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Issuer Trustees nor the Administrators shall (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would cause the Issuer Trust to become taxable other than as a grantor trust for United States Federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt, or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, except as expressly provided herein. The Property Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Issuer Trust or the Holders in their capacity as Holders.

            (c) In connection with the issue and sale of the Capital Securities, the Depositor shall have the right and responsibility to assist the Issuer Trust with respect to, or effect on behalf of the Issuer Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

                  (i) the preparation, execution and filing with the Commission of a registration statement on the appropriate form under the Securities Act or the preparation of offering documents in reliance on one or more exemptions from registration under the Securities Act with respect to the Capital Securities;

                  (ii) the determination of the states in which to take appropriate action to qualify or register for sale or necessary to obtain any exemption from such qualification or registration of all or part of the Capital Securities and the determination of any and all such acts, other than actions that must be taken by or on behalf of the Issuer Trust, and the advice to the Issuer Trustees of actions they must take on behalf of the Issuer Trust, and the preparation for execution and filing of any documents to be executed and filed by the Issuer Trust or on behalf of the Issuer Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the offer and sale of the Capital Securities;

                  (iii) the negotiation of the terms of, and the execution and delivery of, the Placement Agreement and the Purchase Agreement providing for the sale of the Capital Securities; and

                  (iv) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

            (d) Notwithstanding anything herein to the contrary, the Administrators and the Property Trustee are authorized and directed to conduct the affairs of the Issuer Trust and to operate the Issuer Trust so that the Issuer Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act, and will not be taxable other than as a grantor trust for United States Federal income tax purposes and so that the Junior Subordinated Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In this connection, the Property Trustee and the Holders of Common Securities are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that the Property Trustee and Holders of Common Securities determine in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Outstanding Capital Securities. In no event shall the Administrators or the Issuer Trustees be liable to the Issuer Trust or the Holders for any failure to comply with this Section that results from a change in law or regulations or in the interpretation thereof.

            SECTION 2.9. ASSETS OF TRUST.

            The assets of the Issuer Trust shall consist solely of the Trust Property.

            SECTION 2.10. TITLE TO TRUST PROPERTY.

            Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Issuer Trust and the Holders in accordance with this Trust Agreement.

                                   ARTICLE III

                                 PAYMENT ACCOUNT

            SECTION 3.1. PAYMENT ACCOUNT.

            (a) At or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and its agents shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

            (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Junior Subordinated Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION

            SECTION 4.1. DISTRIBUTIONS.

            (a) The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including of Additional Amounts) will be made on the Trust Securities at the rate and on the dates that payments of interest (including of Additional Interest, as defined in the Indenture) are made on the Junior Subordinated Debentures. Accordingly:

                  (i) Distributions on the Trust Securities shall be cumulative and will accumulate whether or not there are funds of the Issuer Trust available for the payment of Distributions. Distributions shall accumulate from the date of issue of the Trust Securities, and, except in the event (and to the extent) that the Depositor exercises its right to defer the payment of interest on the Junior Subordinated Debentures pursuant to the Indenture, shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 2004. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (without any additional Distributions or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date on which such payment was originally payable (each date on which distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

                  (ii) The Trust Securities shall be entitled to Distributions payable at a floating rate, reset quarterly on each Distribution Date for the next succeeding quarter, equal to the prime rate of interest so published in the "Money Rates" table in the Eastern Edition of The Wall Street Journal for the last Business Day of each of March, June, September and December, as applicable, plus 12.5 basis points on the liquidation amount of each Trust Security ("Floating Rate"). If more than one rate is so indicated in The Wall Street Journal, the prime rate shall equal the highest rate provided therein. The amount of Distributions payable for any full quarterly period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions for any period less than a full quarter shall be computed on the basis of a 360-day year and the actual number of days elapsed during that period. The amount of Distributions payable for any period shall include any Additional Amounts in respect of such period.

                  (iii) So long as no Debenture Event of Default has occurred and is continuing, the Depositor has the right under the Indenture to defer the payment of interest on the Junior Subordinated Debentures at any time and from time to time for a period not exceeding 20 consecutive quarterly periods (an "Extension Period"), provided that no Extension Period may extend beyond March 31, 2034, or end on a date that is not a scheduled interest payment date. As a consequence of any such deferral, quarterly Distributions on the Trust Securities by the Issuer Trust will also be deferred and the amount of Distributions to which Holders of the Trust Securities are entitled will accumulate additional Distributions thereon at the Floating Rate, compounded quarterly, to the extent permitted by applicable law, from the relevant payment date for such Distributions, computed in the same manner as set forth for Distributions in subsection 4.1(a)(ii) immediately above. The term "Distributions" as used in Section 4.1 shall include any such additional Distributions provided pursuant to this Section 4.1(a)(iii).

                  (iv) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Issuer Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

            (b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities at the close of business on the relevant record date, which shall be at the close of business on the fifteenth day of the month in which the relevant Distribution Date occurs (or if such date is not a Business Day, the immediately preceding Business Day).

            SECTION 4.2. REDEMPTION.

            (a) On each Debenture Redemption Date and on the stated maturity of the Junior Subordinated Debentures, the Issuer Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

            (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Securities Register. All notices of redemption shall state:

                  (i)   the Redemption Date;

                  (ii) the Redemption Price, or if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price provided pursuant to the Indenture together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (and if an estimate is provided, a further notice shall be sent of the actual Redemption Price on the date, or as soon as practicable thereafter, that notice of such actual Redemption Price is received pursuant to the Indenture);

                  (iii) the CUSIP number or CUSIP numbers of the Capital Securities affected;

                  (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed;

                  (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date, except as provided in Section 4.2(d) below; and

                  (vi) the place or places where Trust Securities are to be surrendered for the payment of the Redemption Price.

            The Issuer Trust in issuing the Trust Securities may use "CUSIP" or "private placement" numbers (if then generally in use), and, if so, the Property Trustee shall indicate the "CUSIP" or "private placement" numbers of the Trust Securities in notices of redemption and related materials as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related material.

            (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the applicable proceeds from the contemporaneous redemption of Junior Subordinated Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Issuer Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

            (d) If the Issuer Trust gives a notice of redemption in respect of any Capital Securities, then, by 12:00 noon, Eastern Time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, with respect to Capital Securities held in global form, irrevocably deposit with the Clearing Agency for such Capital Securities, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities. With respect to Capital Securities that are not held in global form, if any, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities upon surrender of their Capital Securities Certificates or Restricted Securities Certificates, as applicable. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Holders holding Trust Securities so called for redemption will cease, except the right of such Holders to receive the Redemption Price and any Distribution payable in respect of the Trust Securities on or prior to the Redemption Date, but without interest, and such Trust Securities will cease to be Outstanding. In the event that any date on which any applicable Redemption Price is payable is not a Business Day, then payment of the applicable Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Issuer Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accumulate, as set forth in Section 4.1 and in accordance with the continued accrual of interest on the Junior Subordinated Debentures, from the Redemption Date originally established by the Issuer Trust for such Trust Securities to the date such applicable Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the applicable Redemption Price.

            (e) Subject to Section 4.3(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of such Trust Securities to be redeemed shall be allocated pro rata to the Common Securities and the Capital Securities based on the relative aggregate Liquidation Amounts of such classes. The particular Capital Securities to be redeemed shall be selected on a pro rata basis based on their respective Liquidation Amounts not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Capital Securities not previously called for redemption, or if the Capital Securities are then held in the form of a Global Preferred Security in accordance with the customary procedures for the Clearing Agency. The Property Trustee shall promptly notify the Securities Registrar in writing of the aggregate Liquidation Amount of Capital Securities to be redeemed and the particular Capital Securities selected for redemption. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Capital Securities shall relate, in the case of any Capital Securities redeemed, to the portion of the aggregate Liquidation Amount of Capital Securities that has been or is to be redeemed.

            SECTION 4.3. SUBORDINATION OF COMMON SECURITIES.

            (a) Payment of Distributions (including Additional Amounts, if applicable) on, the Redemption Price of, and the Liquidation Distribution in respect of, the Trust Securities, as applicable, shall be made, as set forth in
Section 4.2(e), pro rata among the Common Securities and the Capital Securities based on the Liquidation Amount of such Trust Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default in Sections 5.1(1) or 5.1(2) of the Indenture shall have occurred and be continuing, no payment of any Distribution (including any Additional Amounts) on, Redemption Price of, or Liquidation Distribution in respect of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made, unless payment in full in cash of all accumulated and unpaid Distributions (including any Additional Amounts) on all Outstanding Capital Securities for all Distribution periods terminating on or prior thereto, or, in the case of payment of the Redemption Price, the full amount of such Redemption Price on all Outstanding Capital Securities then called for redemption, or in the case of payment of the Liquidation Distribution, the full amount of such Liquidation Distribution on all Outstanding Capital Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including any Additional Amounts) on, or the Redemption Price of, or Liquidation Distribution in respect of, Capital Securities then due and payable. The existence of an Event of Default does not entitle the Holders of Capital Securities to accelerate the maturity thereof.

            (b) In the case of the occurrence of any Event of Default resulting from any Debenture Event of Default, the Holder of the Common Securities shall be deemed to have waived any right to act with respect to any such Event of Default under this Trust Agreement until the effects of all such Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated. Until all such Events of Default under this Trust Agreement with respect to the Capital Securities have been so cured, waived or otherwise eliminated, to the fullest extent permitted by applicable law, the Property Trustee shall act solely on behalf of the Holders of the Capital Securities and not on behalf of the Holder of the Common Securities, and only the Holders of the Capital Securities will have the right to direct the Property Trustee to act on their behalf.

            SECTION 4.4. PAYMENT PROCEDURES.

            Payments of Distributions (including any Additional Amounts) in respect of the Capital Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Capital Securities are held by a

Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, which will credit the relevant accounts on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

            SECTION 4.5. TAX RETURNS AND REPORTS.

            The Administrators shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Issuer Trust. In this regard, the Administrators shall (a) prepare and file (or cause to be prepared and filed) all Internal Revenue Service forms required to be filed in respect of the Issuer Trust in each taxable year of the Issuer Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Holder all Internal Revenue Service forms required to be provided by the Issuer Trust. The Administrators shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Issuer Trustees shall comply with United States Federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Holders under the Trust Securities.

            On or before December 15 of each year during which any Capital Securities are Outstanding, the Administrators shall furnish to the Paying Agent such information as may be reasonably requested by the Property Trustee in order that the Property Trustee may prepare the information which it is required to report for such year on Internal Revenue Service Forms 1096 and 1099 pursuant to
Section 6049 of the Code. Such information shall include the amount of original issue discount includable in income for each Outstanding Capital Security during such year, if any.

            SECTION 4.6. PAYMENT OF TAXES, DUTIES, ETC. OF THE ISSUER TRUST.

            Upon receipt under the Junior Subordinated Debentures of Additional Sums, the Property Trustee shall promptly pay any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Issuer Trust by the United States or any other taxing authority out of the proceeds of the Additional Sums.

            SECTION 4.7. PAYMENTS UNDER INDENTURE OR PURSUANT TO DIRECT ACTIONS.

            Any amount payable hereunder to any Holder of Capital Securities shall be reduced by the amount of any corresponding payment such Holder (or Owner) has directly received pursuant to Section 5.8 of the Indenture or Section
5.13 of this Trust Agreement.

            SECTION 4.8. LIABILITY OF THE HOLDER OF COMMON SECURITIES.

            The Holder of Common Securities shall be liable for the debts and obligations of the Issuer Trust as set forth in Section 6.7 of the Indenture regarding allocation of expenses.

                                    ARTICLE V

                          TRUST SECURITIES CERTIFICATES

            SECTION 5.1. INITIAL OWNERSHIP.

            Upon the creation of the Issuer Trust and the contribution by the Depositor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Depositor shall be the sole beneficial owner of the Issuer Trust.

            SECTION 5.2. THE TRUST SECURITIES CERTIFICATES.

            (a) The Trust Securities Certificates shall be issued in fully registered form. The Trust Securities Certificates shall be executed on behalf of the Issuer Trust by manual or facsimile signature of at least one Administrator. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.5.

            (b) Upon their original issuance, Capital Securities Certificates shall be issued in the form of one or more Global Capital Securities Certificates which initially shall bear a Restricted Capital Securities Legend, registered in the name of Cede as the Depositary's nominee and deposited with or on behalf of Depositary for credit by Depositary to the respective accounts of the Owners thereof (or such other accounts as they may direct). Except as set forth herein, record ownership of the Global Capital Securities may be transferred, in whole or in part, only to another nominee of Depositary or to a successor of the Depository or its nominee.

            (c) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

            SECTION 5.3. EXECUTION AND DELIVERY OF TRUST SECURITIES
CERTIFICATES.

            At the Closing, an Administrator shall execute, on behalf of the Trust, Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, and deliver such Trust Securities Certificates to the Property Trustee for authentication. Upon such delivery, the Property Trustee shall authenticate such Trust Securities Certificates and deliver such Trust Securities Certificates in authorized denominations upon the written order of the Trust, executed by an Administrator thereof, without further corporate action by the Depositor.

            SECTION 5.4. GLOBAL CAPITAL SECURITIES.

            (a) The Global Capital Security issued under this Trust Agreement shall be registered in the name of Cede & Co., as the nominee of the Clearing Agency and delivered to such custodian therefor, and such Global Capital Security shall constitute a single Capital Security for all purposes of this Trust Agreement, and it shall initially bear a Restricted Capital Securities Legend.

            (b) Notwithstanding any other provision in this Trust Agreement, the Global Capital Security may not be exchanged in whole or in part for registered Capital Securities, and no transfer of the Global Capital Security in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Capital Security, Cede & Co., or other nominee thereof unless: (i) such Clearing Agency advises the Depositor and the Property Trustee in writing that such Clearing Agency is no longer willing or able to properly discharge its responsibilities as the Clearing Agency with respect to such Global Capital Security, and the Depositor is unable to locate a qualified successor within 90 days, (ii) at any time the Depositary ceases to be a Clearing Agency registered as such under the Exchange Act, or (iii) the Issuer Trust at its option advises the Depositary in writing that it elects to terminate the book-entry system through the Clearing Agency.

            (c) If the Global Capital Security is to be exchanged or canceled in whole, it shall be surrendered by or on behalf of the Clearing Agency or its nominee to the Securities Registrar for exchange or cancellation as provided in this Article V. If the Global Capital Security is to be exchanged or canceled in part, or if another Capital Security is to be exchanged in whole or in part for a beneficial interest in the Global Capital Security, then either: (i) such Global Capital Security shall be so surrendered for exchange or cancellation as provided in this Article V, or (ii) the Liquidation Amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled or equal to the Liquidation Amount of such other Capital Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of the Global Capital Security by the Clearing Agency, accompanied by registration instructions, the Property Trustee shall, subject to Section 5.4(b) and as otherwise provided in this Article V, authenticate and deliver any Capital Securities or Restricted Capital Securities, as applicable and as instructed by the Administrators, issuable in exchange for such Global Capital Security (or any portion thereof) in accordance with the instructions of the Clearing Agency. The Property Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

            (d) Every Capital Security or Restricted Capital Security authenticated and delivered upon registration of, transfer of, or in exchange for or in lieu of, the Global Capital Security or any portion thereof, whether pursuant to this Article V or Article IV or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Capital Security, unless such Global Capital Security is registered in the name of a Person other than the Clearing Agency for such Global Capital Security or a nominee thereof.

            (e) The Clearing Agency or its nominee, as the registered owner of the Global Capital Security, shall be considered the Holder of the Capital Securities or the Restricted Capital Securities represented by the Global Capital Security for all purposes under this Trust Agreement and the Capital Securities, and owners of beneficial interests in the Global Capital Security shall hold such interests pursuant to the Applicable Procedures and, except as otherwise provided herein, shall not be entitled to have any of the individual Capital Securities or the Restricted Capital Securities represented by the Global Capital Security registered in their names, shall not receive nor be entitled to receive physical delivery of any such Capital Securities or the Restricted Capital Securities in definitive form and shall not be considered the Holders thereof under this Trust Agreement. Accordingly, any such owner's beneficial interest in the Global Capital Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee. Neither the Property Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Clearing Agency.

            (f) The rights of owners of beneficial interests in the Global Capital Security shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such owners and the Clearing Agency.

            SECTION 5.5. REGISTRATION OF TRANSFER AND EXCHANGE GENERALLY; CERTAIN TRANSFERS AND EXCHANGES; CAPITAL SECURITIES CERTIFICATES; SECURITIES ACT LEGENDS.

            (a) The Property Trustee shall keep or cause to be kept at its Corporate Trust Office a register or registers (the "Securities Register") for the purpose of registering Capital Securities Certificates and Common Securities Certificates and transfers and exchanges of Capital Securities Certificates and Common Securities Certificates and acting as the registrar and transfer agent with respect to the Capital Securities and Common Securities Certificates (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, and shall provide for the registration of Capital Securities Certificates and Common Securities Certificates (subject to Section 5.11 in the case of Common Securities Certificates) in the Securities Register. The Property Trustee is hereby appointed Securities Registrar. The Securities Registrar shall maintain stop transfer instructions in the Securities Register and as it otherwise deems appropriate to restrict the transfer of Restricted Capital Securities consistent with the terms of this Agreement.

            Upon surrender for registration of transfer of any Capital Securities Certificate at the offices or agencies of the Property Trustee designated for that purpose, the Administrators shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Capital Securities Certificates of the same series of any authorized denominations of like tenor and aggregate principal amount and bearing such restrictive legends (including the Restricted Capital Securities Legend) as may be required by this Trust Agreement.

            At the option of the Holder, Capital Securities Certificates may be exchanged for other Capital Securities Certificates of any authorized denominations, of like tenor and aggregate Liquidation Amount and bearing such restrictive legends (including the Restricted Capital Securities Legend) as may be required by this Trust Agreement, upon surrender of the Capital Securities Certificates to be exchanged at such office or agency of the Property Trustee. Whenever any securities are so surrendered for exchange, the Administrators shall execute and the Property Trustee shall authenticate and deliver the Capital Securities Certificates that the Holder making the exchange is entitled to receive.

            All Capital Securities issued upon any transfer or exchange of Capital Securities shall be the valid obligations of the Issuer Trust, evidencing the same obligations, and entitled to the same benefits under this Trust Agreement, as the Capital Securities surrendered upon such transfer or exchange.

            Every Capital Securities Certificate presented or surrendered for transfer or exchange shall (if so required by the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

            No service charge shall be made to a Holder for any transfer or exchange of Capital Securities Certificates, but the Property Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Capital Securities Certificates.

            Neither the Issuer Trust nor the Property Trustee shall be required, pursuant to the provisions of this Section: (i) to issue, register the transfer of, or exchange any Capital Securities Certificates during a period beginning at the opening of 15 Business Days before the day of selection for redemption of Capital Securities pursuant to Article IV and ending at the close of business on the day of mailing of the notice of redemption, or (ii) to register the transfer of or exchange any Capital Security so selected for redemption in whole or in part, except, in the case of any such Capital Security to be redeemed in part, any portion thereof not to be redeemed.

            (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Trust Agreement, transfers and exchanges of Capital Securities and beneficial interests in a Global Capital Security shall be made only in accordance with this Section 5.5(b).

                  (i) Non-Global Restricted Capital Security to Global Capital Security. If the Holder of a Restricted Capital Security (other than the Global Capital Security) wishes at any time to transfer all or any portion of such Restricted Capital Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Global Capital Security, such transfer may be effected only in accordance with the provisions of this clause (b)(i) and subject to the Applicable Procedures. Upon receipt by the Securities Registrar of (A) such Restricted Capital Security as provided in
            Section 5.5(a) and instructions satisfactory to the Securities Registrar directing that a beneficial interest in the

            Global Capital Security in a specified Liquidation Amount not greater than the Liquidation Amount of such Restricted Capital Security to be credited to a specified Clearing Agency Participant's account, and (B) a Restricted Securities Certificate duly executed for transfer by such Holder or such Holder's attorney duly authorized in writing, then the Securities Registrar shall cancel such Restricted Capital Security (and issue a new Restricted Capital Security in respect of any untransferred portion thereof) as provided in Section 5.5(a) and increase the aggregate Liquidation Amount of the Global Capital Security by the specified Liquidation Amount as provided in Section 5.4(c).

                  (ii) Non-Global Capital Security to Non-Global Capital Security. A Capital Security that is not a Global Capital Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Capital Security that is not a Global Capital Security as provided in Section 5.5(a), provided that if the Capital Security to be transferred in whole or in part is a Restricted Capital Security, the Securities Registrar shall have received a Restricted Securities Certificate duly executed by the transferor Holder or such Holder's attorney duly authorized in writing and the Securities Registrar shall only be required to register the transfer of such Restricted Securities Certificate upon direction from the Depositor that such transfer is permissible.

                  (iii) Exchanges Between Global Capital Security and Non-Global
            Capital Security. A beneficial interest in the Global Capital Security may be exchanged for a Capital Security that is not a Global Capital Security only as provided in Section 5.4.

                  (iv) Certain Initial Transfers of Non-Global Capital Securities. In the case of Capital Securities initially issued other than in global form, an initial transfer or exchange of such Capital Securities that does not involve any change in beneficial ownership may be made to an institutional accredited investor or investors as if such transfer or exchange were not an initial transfer or exchange; provided that written certification shall be provided by the transferee and transferor of such Capital Securities to the Securities Registrar that such transfer or exchange does not involve a change in beneficial ownership.

                  (v) Limitations Relating to Principal Amount. Notwithstanding any other provision of this Trust Agreement and unless otherwise specified as permitted by this Trust Agreement, Capital Securities or portions thereof may be transferred or exchanged only in principal amounts of not less than $50,000.00. Any transfer, exchange or other disposition of Capital Securities in contravention of this Section 5.5(b)(v) shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder or owner of any beneficial interest in such Capital Securities for any purpose, including but not limited to the receipt of interest payable on such Capital Securities, such transferee shall be deemed to have no interest whatsoever in such Capital

            Securities, and the Securities Registrar shall not record any such transfer in the Securities Register.

            (c) Restricted Securities Legend. Except as set forth below, all Capital Securities shall bear a Restricted Capital Securities Legend:

                  (i) subject to the following Clauses of this Section 5.5(c), a Capital Security or any portion thereof that is exchanged, upon transfer or otherwise, for a Global Capital Security or any portion thereof shall bear the Restricted Capital Securities Legend while represented thereby;

                  (ii) subject to the following Clauses of this Section 5.5(c), a new Capital Security which is not a Global Capital Security and is issued in exchange for another Capital Security (including a Global Capital Security) or any portion thereof, upon transfer or otherwise, shall, if such new Capital Security is required to be issued in the form of a Restricted Capital Security, bear a Restricted Capital Securities Legend;

                  (iii) a new Capital Security (other than a Global Capital
            Security) that does not bear a Restricted Capital Securities Legend may be issued in exchange for or in lieu of a Restricted Capital Security or any portion thereof that bears such a legend if, in the Depositor's judgment, placing such a legend upon such new Capital Security is not necessary to ensure compliance with the requirements of the Securities Act and is permissible under Commission Rule 144(k), and the Property Trustee, at the written direction of the Administrator of the Issuer Trust in the form of an Officers' Certificate, shall authenticate and deliver such new Capital Security as provided in this Article V;

                  (iv) notwithstanding the foregoing provisions of this Section 5.5(c), a Successor Capital Security of a Capital Security that does not bear a Restricted Capital Securities Legend shall not bear such form of legend, unless the Depositor has reasonable cause to believe that such Successor Capital Security is a "restricted security" within the meaning of Rule 144 under the Securities Act, in which case the Property Trustee, at the written direction of any Administrator of the Issuer Trust in the form of an Officers' Certificate, shall authenticate and deliver a new Capital Security bearing a Restricted Capital Securities Legend in exchange for such Successor Capital Security as provided in this Article V; and

                  (v) Junior Subordinated Debentures distributed to a holder of Capital Securities upon dissolution of the Issuer Trust shall bear a Restricted Capital Securities Legend, if the Capital Securities bear a similar legend, absent instructions from the Depositor that such legend can be removed consistent with the requirements of the Securities Act, and Commission Rule 144 thereunder.

            SECTION 5.6. MUTILATED, DESTROYED, LOST OR STOLEN TRUST SECURITIES CERTIFICATES.

            If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrators such security, indemnity and/or other assurance as may be required by them, in their discretion, to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrators, or any one of them, on behalf of the Issuer Trust shall execute and make available for delivery, and the Property Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrators or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section 5.6 shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Issuer Trust corresponding to that evidenced by the lost, stolen or destroyed Trust Securities Certificate, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

            SECTION 5.7. PERSONS DEEMED HOLDERS.

            The Issuer Trustees and the Securities Registrar shall treat the Person in whose name any Trust Securities are issued as the sole owner of such Trust Securities for the purpose of receiving Distributions and for all other purposes whatsoever, and none of the Issuer Trustees, the Administrators or the Securities Registrar shall be bound by any notice to the contrary.

            SECTION 5.8. ACCESS TO LIST OF HOLDERS' NAMES AND ADDRESSES.

            Each Holder and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee, or the Administrators accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

            SECTION 5.9. MAINTENANCE OF OFFICE OR AGENCY.

            The Property Trustee shall designate, with the consent of the Administrators, which consent shall not be unreasonably withheld, an office or offices or agency or agencies where Capital Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer Trustees in respect of the Trust Securities Certificates may be served. The Property Trustee initially designates its Corporate Trust Office as its corporate trust office for such purposes. The Property Trustee shall give prompt written notice to the Depositor, the Administrators and to the Holders of any change in the location of the Securities Register or any such office or agency.

            SECTION 5.10. APPOINTMENT OF PAYING AGENT.

            The Paying Agent shall make Distributions to Holders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrators. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account solely for the purpose of making the Distributions referred to above. The Property Trustee may revoke such power and remove any Paying Agent in its sole discretion. The Paying Agent shall initially be the Property Trustee. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrators and the Property Trustee. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Property Trustee shall appoint a successor (which shall be a bank or trust company) that is reasonably acceptable to the Administrators to act as Paying Agent. Such successor Paying Agent or any additional Paying Agent appointed by the Administrators shall execute and deliver to the Issuer Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Issuer Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and
8.6 herein shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent chosen by the Property Trustee, unless the context requires otherwise.

            SECTION 5.11. OWNERSHIP OF COMMON SECURITIES BY DEPOSITOR.

            At Closing, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. Neither the Depositor nor any successor Holder of the Common Securities may transfer less than all the Common Securities, and the Depositor or any such successor Holder may transfer the Common Securities only (i) in connection with a consolidation or merger of the Depositor into another Person or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to Section 8.1 of the Indenture, or (ii) to an Affiliate of the Depositor in compliance with applicable law (including the Securities Act and applicable state securities and blue sky laws); provided that any such transfer shall be subject to the condition that the transferor shall have obtained (A) either a ruling from the Internal Revenue Service or an unqualified written Opinion of Counsel by a firm experienced in such matters addressed to the Issuer Trust and delivered to the Issuer Trustees to the effect that such transfer will not (1) cause the Issuer Trust to be treated as issuing a class of interests in the Issuer Trust differing from the class of interests represented by the Common Securities originally issued to the Depositor, (2) result in the Issuer Trust acquiring or disposing of, or being deemed to have acquired or disposed of, an asset, or (3) result in or cause the Issuer Trust to be treated as anything other than a grantor trust for United States Federal income tax purposes and (B) an unqualified written Opinion of Counsel by a firm experienced in such matters addressed to the Issuer Trust and delivered to the Issuer Trustees to the effect that such transfer will not cause the Issuer Trust to be an "investment company" or controlled by an "investment company" that is required to be registered under the Investment Company Act. To the fullest extent permitted by law, any attempted transfer of the Common Securities, other than as set forth in the immediately preceding sentence, shall be void. The Administrators shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN COMPLIANCE WITH APPLICABLE LAW AND SECTION 5.11 OF THE TRUST AGREEMENT."

            SECTION 5.12. NOTICES TO CLEARING AGENCY.

            To the extent that a notice or other communication to the Holders is required under this Trust Agreement, with respect to Capital Securities represented by Global Capital Securities Certificates, the Administrators and the Issuer Trustees shall give all such notices and communications specified herein to be given to the Clearing Agency, and shall have no obligations to give such notice or other communication to the Owners.

            SECTION 5.13. RIGHTS OF HOLDERS.

            (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.10, and the Holders shall not have any right or title therein other than the undivided beneficial ownership interest in the assets of the Issuer Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Issuer Trust, except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights, and when issued and delivered to Holders against payment of the purchase price therefor, as provided herein, will be fully paid and nonassessable by the Issuer Trust. Except as otherwise provided in Section 4.8, the Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Laws of the State of Delaware.

            (b) For so long as any Capital Securities remain Outstanding, if, upon a Debenture Event of Default, the Indenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Junior Subordinated Debentures fail to declare the principal of all of the Junior Subordinated Debentures to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Capital Securities then Outstanding shall have such right to make such declaration by a notice in writing to the Property Trustee, the Depositor and the Indenture Trustee.

            At any time after such a declaration of acceleration with respect to the Junior Subordinated Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as provided in the Indenture, the Holders of a Majority in Liquidation Amount of the Capital Securities, by written notice to the Property Trustee, the Depositor and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Depositor has paid or deposited with the Indenture Trustee a sum sufficient to pay

                        (A) all overdue installments of interest on all of the Junior Subordinated Debentures,

                        (B) any accrued Additional Interest on all of the Junior Subordinated Debentures,

                        (C) the principal of (and premium, if any, on) any Junior Subordinated Debentures which have become due otherwise than by such declaration of acceleration and interest and any Additional Interest thereon at the rate borne by the Junior Subordinated Debentures, and

                        (D) all sums paid or advanced by the Indenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Property Trustee, their agents and counsel; and

                  (ii) all Events of Default with respect to the Junior Subordinated Debentures, other than the non-payment of the principal of the Junior Subordinated Debentures that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13 of the Indenture.

            If the Property Trustee fails to annul any such declaration and waive such default, the Holders of at least a Majority in Liquidation Amount of the Capital Securities shall also have the right to rescind and annul such declaration and its consequences by written notice to the Depositor, the Property Trustee and the Indenture Trustee, subject to the satisfaction of the conditions set forth in clauses (i) and (ii) of this Section 5.13(b).

            The Holders of at least a Majority in Liquidation Amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Indenture Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Junior Subordinated Debenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Capital Securities, all or part of which is represented by the Global Capital Securities Certificate, a record date shall be established for determining Holders of Outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this
Section 5.13(b).

            (c) For so long as any Capital Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Trust Agreement and the Indenture, upon a Debenture Event of Default specified in
Section 5.1(1) or 5.1(2) of the Indenture, any Holder of Capital Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to Section 5.8 of the Indenture, for enforcement of payment to such Holder of the principal amount of or interest on Junior Subordinated Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such Holder (a "Direct Action"). Except as set forth in Sections 5.13(b) and 5.13(c), the Holders of Capital Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Junior Subordinated Debentures.

                                   ARTICLE VI

                        ACTS OF HOLDERS; MEETINGS; VOTING

            SECTION 6.1. LIMITATIONS ON HOLDERS' VOTING RIGHTS.

            (a) Except as provided in this Trust Agreement and in the Indenture and as otherwise required by law, no Holder of Capital Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Issuer Trust or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Trust Securities Certificates be construed so as to constitute the Holders from time to time as members of an association.

            (b) So long as any Junior Subordinated Debentures are held by the Property Trustee on behalf of the Issuer Trust, the Property Trustee shall not
(i) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or execute any trust or power conferred on the Property Trustee with respect to such Junior Subordinated Debentures, (ii) waive any past default that may be waived under Section 5.13 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Junior Subordinated Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Junior Subordinated Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a Majority in Liquidation Amount of the Capital Securities, provided, however, that where a consent under the Indenture would require the consent of each holder of Junior Subordinated Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Capital Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of Capital Securities, except by a subsequent vote of the Holders of Capital Securities. The Property Trustee shall notify all Holders of the Capital Securities of any notice of default received with respect to the Junior Subordinated Debentures. In addition to obtaining the foregoing approvals of the Holders of the Capital Securities, prior to taking any of the foregoing actions, the Property Trustee shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that such action will not cause the Issuer Trust to be taxable other than as a grantor trust for United States Federal income tax purposes.

            (c) If any proposed amendment to the Trust Agreement provides for, or the Issuer Trust otherwise proposes to effect, (i) any action that would adversely affect in any material respect the interests, powers, preferences or special rights of the Capital Securities, whether by way of amendment to the Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Issuer Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Trust Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Capital Securities. Notwithstanding any other provision of this Trust Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, it would cause the Issuer Trust to be taxable other than as a grantor trust for United States Federal income tax purposes.

            SECTION 6.2. NOTICE OF MEETINGS.

            Notice of all meetings of the Holders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to
Section 10.8 to each Holder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

            SECTION 6.3. MEETINGS OF HOLDERS.

            No annual meeting of Holders is required to be held. The Property Trustee, however, shall call a meeting of Holders to vote on any matter upon the written request of the Holders of record of 25% of the aggregate Liquidation Amount of the Capital Securities and the Administrators or the Property Trustee may, at any time in their discretion, call a meeting of Holders of Capital Securities to vote on any matters as to which Holders are entitled to vote.

            Holders of at least a Majority in Liquidation Amount of the Capital Securities, present in person or represented by proxy, shall constitute a quorum at any meeting of Holders of the Capital Securities.

            If a quorum is present at a meeting, an affirmative vote by the Holders of record present, in person or by proxy, holding Capital Securities representing at least a Majority in Liquidation Amount of the Capital Securities held by the Holders present, either in person or by proxy, at such meeting shall constitute the action of the Holders of Capital Securities, unless this Trust Agreement requires a greater number of affirmative votes.

            SECTION 6.4. VOTING RIGHTS.

            Holders shall be entitled to one vote for each $50,000.00 of Liquidation Amount represented by their Outstanding Trust Securities in respect of any matter as to which such Holders are entitled to vote.

            SECTION 6.5. PROXIES, ETC.

            At any meeting of Holders, any Holder entitled to vote at such meeting may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Property Trustee, or with such other officer or agent of the Issuer Trust as the Property Trustee may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Holders of record shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

            SECTION 6.6. HOLDER ACTION BY WRITTEN CONSENT.

            Any action that may be taken by Holders at a meeting may be taken without a meeting and without prior notice if Holders holding at least a Majority in Liquidation Amount of all Trust Securities entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any other provision of this Trust Agreement) shall consent to the action in writing.

            SECTION 6.7. RECORD DATE FOR VOTING AND OTHER PURPOSES.

            For the purposes of determining the Holders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrators or Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Holders or the payment of a distribution or other action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purposes.

            SECTION 6.8. ACTS OF HOLDERS.

            Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Property Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.1) conclusive in favor of the Issuer Trustees, if made in the manner provided in this Section.

            The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Issuer Trustee or Administrator receiving the same deems sufficient.

            The ownership of Trust Securities shall be proved by the Securities Register.

            Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Trust Security shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Issuer Trustees, the Administrators or the Issuer Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

            Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

            If any dispute shall arise among the Holders, the Administrators or the Issuer Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Holder or Issuer Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

            SECTION 6.9. INSPECTION OF RECORDS.

            Upon reasonable notice to the Administrators and the Property Trustee, the records of the Issuer Trust shall be open to inspection by Holders during normal business hours for any purpose reasonably related to such Holder's interest as a Holder.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

            SECTION 7.1. REPRESENTATIONS AND WARRANTIES OF THE PROPERTY TRUSTEE AND THE DELAWARE TRUSTEE.

            The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Holders that:

            (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with the trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of this Trust Agreement.

            (b) The execution, delivery and performance by the Property Trustee of this Trust Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee; and this Trust Agreement has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, receivership, conservatorship, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

            (c) The execution, delivery and performance of this Trust Agreement by the Property Trustee do not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Property Trustee.

            (d) At Closing, the Property Trustee has not knowingly created any Liens on the Trust Securities.

            (e) No consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Property Trustee, of this Trust Agreement.

            (f) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with the trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement.

            (g) The execution, delivery and performance by the Delaware Trustee of this Trust Agreement have been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and this Trust Agreement has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, receivership, conservatorship, moratorium, insolvency, and other similar laws affecting creditors' right generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

            (h) The execution, delivery and performance of this Trust Agreement by the Delaware Trustee do not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee.

            (i) No consent, approval or authorization of, or registration with or notice to any state or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Trust Agreement.

            (j) The Delaware Trustee is an entity that has its principal place of business in the State of Delaware.

            SECTION 7.2. REPRESENTATIONS AND WARRANTIES OF DEPOSITOR.

            The Depositor hereby represents and warrants for the benefit of the Holders that:

            (a) The Trust Securities Certificates issued at Closing on behalf of the Issuer Trust have been duly authorized and will have been duly and validly executed, and, subject to payment therefor, issued and delivered by the Issuer Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement, and the Holders will be, as of each such date, entitled to the benefits of this Trust Agreement; and

            (b) There are no taxes, fees or other governmental charges payable by the Issuer Trust (or the Issuer Trustees on behalf of the Issuer Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by either the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.

                                  ARTICLE VIII

                     THE ISSUER TRUSTEES; THE ADMINISTRATORS

            SECTION 8.1. CERTAIN DUTIES AND RESPONSIBILITIES.

            (a) The duties and responsibilities of the Issuer Trustees and the Administrators shall be as provided by this Trust Agreement and, in the case of the Property

Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Issuer Trustees or the Administrators to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not herein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Issuer Trustees or the Administrators shall be subject to the provisions of this Section. Nothing in this Trust Agreement shall be construed to release an Administrator or an Issuer Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct. To the extent that, at law or in equity, an Issuer Trustee or Administrator has duties and liabilities relating to the Issuer Trust or to the Holders, such Issuer Trustee or Administrator shall not be liable to the Issuer Trust or to any Holder for such Issuer Trustee's or Administrator's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Issuer Trustees and Administrators otherwise existing at law or in equity, are agreed by the Depositor and the Holders to replace such other duties and liabilities of the Issuer Trustees and Administrators.

            (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that neither the Issuer Trustees nor the Administrators are personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.1(b) does not limit the liability of the Issuer Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

            (c) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust Agreement (including pursuant to Section 10.10), and no implied covenants shall be read into this Trust Agreement against the Property Trustee. If an Event of Default has occurred (that has not been cured or waived pursuant to Section 5.13 of the Indenture), the Property Trustee shall enforce this Trust Agreement for the benefit of the Holders and shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (d) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                        (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Trust Agreement (including pursuant to Section 10.10), and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement (including pursuant to Section 10.10); and

                        (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Trust Agreement; but in the case of any such certificates or opinions that by any provision hereof or of the Trust Indenture Act are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust Agreement;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of at least a Majority in Liquidation Amount of the Capital Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

                  (iv) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Junior Subordinated Debentures and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

                  (v) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law;

                  (vi) the Property Trustee shall not be responsible for monitoring the compliance by the Administrators or the Depositor with their respective duties under this

      Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of any other Issuer Trustee, the Administrators or the Depositor; and

                  (vii) no provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Property Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or adequate indemnity against such risk or liability is not reasonably assured to it.

            (e) The Administrators shall not be responsible for monitoring the compliance by the Issuer Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall any Administrator be liable for the default or misconduct of any other Administrator, the Issuer Trustees or the Depositor.

            SECTION 8.2. CERTAIN NOTICES.

            (a) Within five Business Days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in
Section 10.8, notice of such Event of Default to the Holders and the Administrators, unless such Event of Default shall have been cured or waived.

            (b) Within five Business Days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Junior Subordinated Debentures pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Holders and the Administrators, unless such exercise shall have been revoked.

            SECTION 8.3. CERTAIN RIGHTS OF PROPERTY TRUSTEE.

            Subject to the provisions of Section 8.1:

            (a) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any direction or act of the Depositor contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

            (c) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any re-recording, refiling or re-registration thereof;

            (d) the Property Trustee may consult with counsel of its own choosing (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

            (e) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Holders pursuant to this Trust Agreement, unless such Holders shall have offered to the Property Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided that nothing contained in this Section 8.3(e) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Trust Agreement;

            (f) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

            (g) the Property Trustee may execute any of the trusts or powers hereunder or perform any of its duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (h) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders (which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action), (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions; and

            (i) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement.

            No provision of this Trust Agreement shall be deemed to impose any duty or obligation on any Issuer Trustee or Administrator to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to any Issuer Trustee or Administrator shall be construed to be a duty.

            SECTION 8.4. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

            The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Issuer Trust, and neither the Issuer Trustees nor the Administrators assume any responsibility for their correctness. The Issuer Trustees and the Administrators shall not be accountable for the use or application by the Depositor of the proceeds of the Junior Subordinated Debentures.

            SECTION 8.5. MAY HOLD SECURITIES.

            The Depositor, the Administrators, any Issuer Trustee or any other agent of any Issuer Trustee or the Issuer Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 5.5(c), 8.8 and 8.13 and except as provided in the definition of the term "Outstanding" in Article I, may otherwise deal with the Issuer Trust with the same rights it would have if it were not the Depositor, an Administrator, Issuer Trustee or such other agent.

            SECTION 8.6. COMPENSATION; INDEMNITY; FEES.

            The Depositor agrees:

            (a) to pay to the Issuer Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) to reimburse the Issuer Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Issuer Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to their negligence or willful misconduct; and

            (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Issuer Trustee, (ii) each Administrator,
(iii) any Affiliate of any Issuer Trustee, (iv) any officer, director, shareholder, employee, representative or agent of any Issuer Trustee, and (v) any employee or agent of the Issuer Trust, (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person arising out of or in connection with the creation, operation or dissolution of the Issuer Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Issuer Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Trust Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions.

            The provisions of this Section 8.6 shall survive the termination of this Trust Agreement and the resignation or removal of the Indemnified Persons.

            The obligation of the Depositor under this Section 8.6 to compensate, reimburse and indemnify the Issuer Trustees shall be secured by a Lien upon all Trust Property (except funds held in trust for the benefit of Holders of particular Trust Securities), but only to the extent of the interest of the Holder of the Common Securities therein.

            The Depositor, any Administrator and any Issuer Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Issuer Trust, and the Issuer Trust and the Holders of Trust Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Issuer Trust, shall not be deemed wrongful or improper. Neither the Depositor, any Administrator, nor any Issuer Trustee shall be obligated to present any particular investment or other opportunity to the Issuer Trust even if such opportunity is of a character that, if presented to the Issuer Trust, could be taken by the Issuer Trust, and the Depositor, any Administrator or any Issuer Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Issuer Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

            SECTION 8.7. CORPORATE PROPERTY TRUSTEE REQUIRED; ELIGIBILITY OF TRUSTEES AND ADMINISTRATORS.

            (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is a national or state chartered bank and eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this
Article VIII. At the time of appointment, the Property Trustee must have securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization.

            (b) There shall at all times be one or more Administrators hereunder. Each Administrator shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity. An employee, officer or Affiliate of the Depositor may serve as an Administrator.

            (c) There shall at all times be a Delaware Trustee. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

            SECTION 8.8. CONFLICTING INTERESTS.

            (a) If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

            (b) The Guarantee and the Indenture shall be deemed to be sufficiently described in this Trust Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

            SECTION 8.9. CO-TRUSTEES AND SEPARATE TRUSTEE.

            Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Property Trustee shall have power to appoint, and upon the written request of the Property Trustee, the Depositor and the Administrators shall for such purpose join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

            Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor.

            Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

            (a) The Trust Securities shall be executed by one or more Administrators, and the Trust Securities shall be authenticated and delivered by the Property Trustee and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Property Trustee specified hereunder, shall be exercised, solely by the Property Trustee and not by such co-trustee or separate trustee.

            (b) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

            (c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 8.9.

            (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

            (e) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

            (f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

            SECTION 8.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

            No resignation or removal of any Issuer Trustee (the "Relevant Trustee") and no appointment of a successor trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor trustee in accordance with the applicable requirements of Section 8.11.

            Subject to the immediately preceding paragraph, a Relevant Trustee may resign at any time by giving written notice thereof to the Holders. The Holder of the Common Securities shall appoint a successor by requesting from at least three Persons meeting the eligibility requirements such Persons' expenses and charges to serve as the successor trustee on a form provided by the Administrators, and selecting the Person who agrees to the lowest expenses and charges. If the instrument of acceptance by the successor trustee required by
Section 8.11 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Issuer Trust, any court of the State of Delaware for the appointment of a successor Relevant Trustee.

            The Property Trustee or the Delaware Trustee may be removed at any time (i) for cause (including upon the occurrence of an Event of Default described in subparagraph (5) of the definition thereof with respect to the Relevant Trustee) by the Holder of the Common Securities, or (ii) if a Debenture Event of Default shall have occurred and be continuing at any time, by Act of the Holders of at least a Majority in Liquidation Amount of the Capital Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Issuer Trust).

            If a Relevant Trustee shall be removed or become incapable of acting as Issuer Trustee, or if any vacancy shall occur in the office of any Issuer Trustee for any cause, the Holder of the Common Securities shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Issuer Trustee shall comply with the applicable requirements of Section 8.11, provided, however, if a Debenture Event of Default shall have occurred and be continuing at such time, the Holders of the Capital Securities, by Act of the Holders of record of not less than 25% in aggregate Liquidation Amount of the Capital Securities then Outstanding delivered to such Relevant Trustee, shall appoint such successor trustee. If no successor trustee shall have been so appointed by the Holder of the Common Securities or the Holders of the Capital Securities, as applicable, or shall not have accepted appointment in the manner required by
Section 8.11 hereof, any Holder, on behalf of himself and all others similarly situated, or any other Issuer Trustee, may petition any court in the State of Delaware for the appointment of a successor trustee.

            The Property Trustee shall give notice of each resignation and each removal of a Relevant Trustee and each appointment of a successor trustee to all Holders in the manner provided in Section 10.8 and shall give notice to the Depositor and to the Administrators. Each notice shall include the name of the Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

            Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Delaware Trustee who is a natural person dies or becomes, in the opinion of the Holder of the Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Property Trustee following the procedures regarding expenses and charges set forth above (with the successor in each case being a Person who satisfies the eligibility requirements for the Delaware Trustee, as the case may be, set forth in Section 8.7).

            SECTION 8.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

            In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each such successor Relevant Trustee (if requested by the Depositor) with respect to the Trust Securities shall execute, acknowledge and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Issuer Trust, and (b) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the Issuer Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustee a co-trustee, and upon the execution and delivery of such amendment, the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Issuer Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Issuer Trust.

            Upon request of any such successor Relevant Trustee, the Issuer Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the preceding paragraph.

            No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article VIII.

            SECTION 8.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

            Any Person into which the Property Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

            SECTION 8.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST DEPOSITOR OR ISSUER TRUST.

            If and when the Property Trustee shall be or become a creditor of the Depositor (or any other obligor upon the Trust Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor (or any such other obligor) only if this Trust Agreement is subject to the Trust Indenture Act.

            SECTION 8.14. TRUSTEE MAY FILE PROOFS OF CLAIM.

            In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Issuer Trust or any other obligor upon the Trust Securities or the property of the Issuer Trust or of such other obligor, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable and irrespective of whether the Property Trustee shall have made any demand on the Issuer Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

            (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

            (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

            Nothing contained herein shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

            SECTION 8.15. REPORTS BY PROPERTY TRUSTEE.

            (a) Not later than January 31 of each year commencing with January 31, 2005, the Property Trustee shall transmit to all Holders in accordance with
Section 10.8, and to the Depositor, a brief report dated as of the immediately preceding December 31 with respect to:

                  (i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect; and

                  (ii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

            (b) In addition the Property Trustee shall transmit to Holders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

            (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with the Depositor.

            SECTION 8.16. REPORTS TO THE PROPERTY TRUSTEE.

            The Depositor and the Administrators on behalf of the Issuer Trust shall provide to the Property Trustee such documents, reports and information as required or specified by Section 314 of the Trust Indenture Act (if any and to the extent applicable) and the compliance certificate required or specified by
Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times set forth in Section 314 of the Trust Indenture Act. The Depositor and the Administrators shall annually file with the Property Trustee a certificate specifying whether such Person is in compliance with all the terms and covenants applicable to such Person hereunder.

            SECTION 8.17. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

            Each of the Depositor and the Administrators on behalf of the Issuer Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

            SECTION 8.18. NUMBER OF ISSUER TRUSTEES.

            (a) The number of Issuer Trustees shall be two; provided, however, the Property Trustee and the Delaware Trustee may be the same Person, in which case, the number of Issuer Trustees may be one.

            (b) If an Issuer Trustee ceases to hold office for any reason, a vacancy shall occur. The vacancy shall be filled with an Issuer Trustee appointed in accordance with Section 8.10.

            (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of an Issuer Trustee shall not operate to dissolve, terminate or annul the Issuer Trust or terminate this Trust Agreement.

            SECTION 8.19. DELEGATION OF POWER.

            (a) Any Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.8(a) or making any governmental filing; and

            (b) The Administrators shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Issuer Trust or the names of the Administrators or otherwise as the Administrators may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement.

            SECTION 8.20. APPOINTMENT OF ADMINISTRATORS.

            (a) The Administrators shall be appointed by the Holder of the Common Securities and may be removed by the Holder of the Common Securities or may resign at any time. Upon any resignation or removal, the Holder of the Common Securities shall appoint a successor Administrator. Each Administrator shall execute this Trust Agreement thereby agreeing to comply with, and be legally bound by, all of the terms, conditions and provisions of this Trust Agreement. If at any time there is no Administrator, the Property Trustee or any Holder who has been a Holder of Trust Securities for at least six months may petition any court of competent jurisdiction for the appointment of one or more Administrators.

            (b) Whenever a vacancy in the number of Administrators shall occur, until such vacancy is filled by the appointment of an Administrator in accordance with this Section 8.20, the Administrators in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrators and shall discharge all the duties imposed upon the Administrators by this Trust Agreement.

            (c) Notwithstanding the foregoing, or any other provision of this Trust Agreement, in the event any Administrator who is a natural person dies or becomes, in the opinion of the Holder of the Common Securities, incompetent, or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Holder of the Common Securities (with the successor being a Person who satisfies the eligibility requirement for Administrators, as the case may be, set forth in Section 8.7).

            Except as otherwise provided in this Trust Agreement, or by applicable law, any one Administrator may execute any document or otherwise take any action that the Administrators are authorized to take under this Trust Agreement.

                                   ARTICLE IX

                       DISSOLUTION, LIQUIDATION AND MERGER

            SECTION 9.1. DISSOLUTION UPON EXPIRATION DATE.

            Unless earlier dissolved, the Issuer Trust shall automatically dissolve on March 31, 2035 (the "Expiration Date"), and thereafter the Trust Property shall be distributed in accordance with Section 9.4.

            SECTION 9.2. EARLY DISSOLUTION.

            The first to occur of any of the following events is an "Early Termination Event," upon the occurrence of which the Issuer Trust shall dissolve:

            (a) the occurrence of the appointment of a receiver or other similar official in any liquidation, insolvency or similar proceeding with respect to the Depositor or all or substantially all of its property, or entry by a court or other governmental agency of a decree or order and such decree or order shall remain unstayed and undischarged for a period of 60 days, unless the Depositor shall transfer the Common Securities as provided by Section 5.11, in which case this provision shall refer instead to any such successor Holder of the Common Securities;

            (b) the written direction to the Property Trustee from the Holder of the Common Securities at any time to dissolve the Issuer Trust and, after paying or making reasonable provision to pay all charges and obligations of the Issuer Trust in accordance with Section 3808(e) of the Delaware Statutory Trust Act, to distribute the Junior Subordinated Debentures to Holders in exchange for the Trust Securities (which direction, subject to Section 9.4(a), is optional and wholly within the discretion of the Holder of the Common Securities);

            (c) the repayment of all of the Capital Securities in connection with the repayment at maturity or redemption of all the Junior Subordinated Debentures; and

            (d) the entry of an order for dissolution of the Issuer Trust by a court of competent jurisdiction.

            SECTION 9.3. TERMINATION.

            As soon as is practicable after the occurrence of an event referred to in Section 9.1 or 9.2, and upon the completion of the winding-up and liquidation of the Issuer Trust, the Administrators and the Issuer Trustees (each of whom is hereby authorized to take such action) shall file a certificate of cancellation with the Secretary of State of the State of Delaware terminating the Issuer Trust and, upon such filing, the respective obligations and responsibilities of the Issuer Trustees, the Administrators and the Issuer Trust created and continued hereby shall terminate.

            SECTION 9.4. LIQUIDATION.

            (a)   If an Early Termination Event specified in clause (a), (b) or
(d) of Section 9.2 occurs or upon the Expiration Date, the Issuer Trust shall be wound-up and liquidated by the Property Trustee as expeditiously as the Property Trustee determines to be possible by distributing, after paying or making reasonable provision to pay all claims and obligations of the Issuer Trust in accordance with Section 3808(e) of the Delaware Statutory Trust Act, to each Holder a Like Amount of Junior Subordinated Debentures, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 15 nor more than 45 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                  (i)   state the Liquidation Date;

                  (ii) state that, from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debentures; and

                  (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Junior Subordinated Debentures, or if Section 9.4(d) applies receive a Liquidation Distribution, as the Administrators or the Property Trustee shall deem appropriate.

            (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Issuer Trust and distribution of the Junior Subordinated Debentures to Holders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 30 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Junior Subordinated Debentures in exchange for the Outstanding Trust Securities Certificates.

            (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) the Clearing Agency for the Capital Securities or its nominee, as the registered Holder of the Global Capital Securities Certificates, shall receive a registered global certificate or certificates representing the Junior Subordinated Debentures to be delivered upon such distribution with respect to Capital Securities held by the Clearing Agency or its nominee, and (iii) any Trust Securities Certificates not held by the Clearing Agency for the Capital Securities or its nominee as specified in clause (ii) above will be deemed to represent Junior Subordinated Debentures having a principal amount equal to the stated Liquidation Amount of the Trust Securities represented thereby and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Trust Securities until such certificates are presented to the Securities Registrar for transfer or reissuance.

            (d) If, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Junior Subordinated Debentures is not practical, or if any Early Termination Event specified in clause (c) of
Section 9.2 occurs, the Issuer Trust shall be dissolved, and the Trust Property shall be liquidated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution of the Issuer Trust, Holders will be entitled to receive out of the assets of the Issuer Trust available for distribution to Holders, after paying or making reasonable provision to pay all claims and obligations of the Issuer Trust in accordance with Section 3808(e) of the Delaware Statutory Trust Act, an amount equal to the aggregate of Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Issuer Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Issuer Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the

Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, pro rata (determined as aforesaid) with Holders of Capital Securities, except that, if a Debenture Event of Default in Sections 5.1(1) or 5.1(2) of the Indenture has occurred and is continuing, the Capital Securities shall have a priority over the Common Securities as provided in Section 4.3.

            SECTION 9.5. MERGERS, CONSOLIDATIONS, AMALGAMATIONS OR REPLACEMENTS OF THE ISSUER TRUST.

            The Issuer Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any entity, except pursuant to this
Section 9.5 or Section 9.4. At the request of the Holder of the Common Securities, and with the consent of the Holders of at least a Majority in Liquidation Amount of the Capital Securities, but without the consent of the Issuer Trustees, the Issuer Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided that (i) such successor entity either (a) expressly assumes all of the obligations of the Issuer Trust with respect to the Capital Securities or (b) substitutes for the Capital Securities other securities having substantially the same terms as the Capital Securities (the "Successor Capital Securities") so long as the Successor Capital Securities have the same priority as the Capital Securities with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) a trustee of such successor entity possessing the same powers and duties as the Property Trustee is appointed to hold the Junior Subordinated Debentures, (iii) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Capital Securities) to be downgraded by any nationally recognized statistical rating organization, if such Capital Securities have been rated by such nationally recognized statistical rating organization, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Capital Securities (including any Successor Capital Securities) in any material respect, (v) such successor entity has a purpose substantially identical to that of the Issuer Trust, (vi) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Issuer Trust has received an Opinion of Counsel from a firm experienced in such matters to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights preferences and privileges of the holders of the Capital Securities (including any Successor Capital Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Issuer Trust nor such successor entity will be required to register as an "investment company" under the Investment Company Act and (vii) the Depositor or any permitted transferee to whom it has transferred the Common Securities hereunder owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Capital Securities or Successor Capital Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Issuer Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Issuer Trust or the successor entity to be taxable other than as a grantor trust for United States Federal income tax purposes.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

            SECTION 10.1. LIMITATION OF RIGHTS OF HOLDERS.

            Except as set forth in Section 9.2, the bankruptcy, dissolution, termination, death or incapacity of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, nor entitle the legal or personal representatives or heirs of such Person or any Holder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Any merger or similar agreement shall be executed by the Administrators on behalf of the Issuer Trust.

            SECTION 10.2. AMENDMENT.

            (a) This Trust Agreement may be amended from time to time by the Holder of the Common Securities, without the consent of any Holder of the Capital Securities (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, provided, however, such amendment shall not adversely affect in any material respect the interests of any Holder or (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Issuer Trust will not be taxable other than as a grantor trust for United States Federal income tax purposes at any time that any Trust Securities are Outstanding or to ensure that the Issuer Trust will not be required to register as an investment company under the Investment Company Act.

            (b) Except as provided in Section 10.2(c) hereof, any provision of this Trust Agreement may be amended by the Holder of the Common Securities with
(i) the consent of Holders of at least a Majority in Liquidation Amount of the Capital Securities and (ii) receipt by the Issuer Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Issuer Trustees in accordance with such amendment will not affect the Issuer Trust's being taxable as a grantor trust for United States Federal income tax purposes or the Issuer Trust's exemption from status of an "investment company" under the Investment Company Act.

            (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Holder, this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the

Trust Securities as of a specified date or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date.

            (d) Notwithstanding any other provisions of this Trust Agreement, no Issuer Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Issuer Trust to fail or cease to qualify for the exemption from status as an "investment company" under the Investment Company Act or be taxable other than as a grantor trust for United States Federal income tax purposes.

            (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor and the Administrators, this Trust Agreement may not be amended in a manner that imposes any additional obligation on the Depositor or the Administrators.

            (f) In the event that any amendment to this Trust Agreement is made, the Administrators or the Property Trustee shall promptly provide to the Depositor a copy of such amendment.

            (g) No amendment to this Trust Agreement may be adopted that adversely affects the Property Trustee's or the Delaware Trustee's rights, duties or immunities under this Trust Agreement, except with the consent of such Property Trustee or Delaware Trustee. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

            (h)   Any amendments to this Trust Agreement made pursuant to
Section 10.2(a) shall become effective when notice of such amendment is given to the Holders of the Trust Securities.

            SECTION 10.3. SEPARABILITY.

            In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 10.4. GOVERNING LAW.

            THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE HOLDERS, THE ISSUER TRUST, THE DEPOSITOR, THE ISSUER TRUSTEES AND THE ADMINISTRATORS SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE HOLDERS, THE ISSUER TRUST, THE DEPOSITOR, THE ISSUER TRUSTEES, THE ADMINISTRATORS OR THIS TRUST AGREEMENT ANY PROVISION OF THE LAWS

(STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS OTHER THAN THE DELAWARE STATUTORY TRUST ACT THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE ISSUER TRUSTEES OR THE ADMINISTRATOR AS SET FORTH OR REFERENCED IN THIS TRUST AGREEMENT. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE ISSUER TRUST.

            SECTION 10.5. PAYMENTS DUE ON NON-BUSINESS DAY.

            If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as though made on the date fixed for such payment, and no Distributions or interest shall accumulate on such unpaid amount for the period after such date.

            SECTION 10.6. SUCCESSORS.

            This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Issuer Trust, the Administrators and any Issuer Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article VIII of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

            SECTION 10.7. HEADINGS.

            The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

            SECTION 10.8. REPORTS, NOTICES AND DEMANDS.

            Any report, notice, demand or other communication that by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Holder or the Depositor may be given or served in writing by deposit thereof, first class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Capital Securities, to such Holder as such Holder's name and address may appear on the Securities Register; and (b) in the case of the Holder of Common Securities or the Depositor, to Community Financial Holding Company, Inc., 2775 Buford Highway, Duluth, Georgia, 30096, Attention: Ms. Ann K. Marshall, facsimile no.: (770) 476-0334 or to such other address as may be specified in a written notice by the Depositor to the Property Trustee. Such notice, demand or other communication to or upon a Holder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission. Such notice, demand or other communication to or upon the Depositor shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Depositor.

            Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Issuer Trust, the Property Trustee, the Delaware Trustee, the Administrators, or the Issuer Trust shall be given in writing addressed (until another address is published by the Issuer Trust) as follows: (a) with respect to the Property Trustee to Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration; (b) with respect to the Delaware Trustee to 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration; and (c) with respect to the Administrators, to them at the address above for notices to the Depositor, marked "Attention: CFHC Capital Trust I Administrators." Such notice, demand or other communication to or upon the Issuer Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Issuer Trust, the Property Trustee, or such Administrator.

            SECTION 10.9. AGREEMENT NOT TO PETITION.

            Each of the Issuer Trustees, the Administrators and the Depositor agree for the benefit of the Holders that, until at least one year and one day after the Issuer Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Issuer Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Issuer Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Holders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or other court or otherwise properly contest the filing of such petition by the Depositor against the Issuer Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Issuer Trustee or the Issuer Trust may assert. If any Issuer Trustee or Administrator takes action in violation of this Section 10.9, the Depositor agrees, for the benefit of the Holders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by such Person against the Depositor or the commencement of such action and raise the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Issuer Trustee or the Issuer Trust may assert. The provisions of this Section 10.9 shall survive the termination of this Trust Agreement.

            SECTION 10.10. TRUST INDENTURE ACT; CONFLICT WITH TRUST INDENTURE
ACT.

            (a) Trust Indenture Act; Application. (i) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be a part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions; (ii) if and to the extent that any provision of this Trust Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control; (iii) for purposes of this Trust Agreement, the Property Trustee, to the extent permitted by applicable law and/or the rules and regulations of the Commission, shall be the only Issuer Trustee which is a trustee for the purposes of the Trust Indenture Act; and (iv) the application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Capital Securities and the Common Securities as equity securities representing undivided beneficial interests in the assets of the Issuer Trust.

            (b) Lists of Holders of Capital Securities. (i) Each of the Depositor and the Administrators on behalf of the Trust shall provide the Property Trustee with such information as is required under Section 312(a) of the Trust Indenture Act at the times and in the manner provided in Section 312(a) and (ii) the Property Trustee shall comply with its obligations under Sections 310(b), 311 and 312(b) of the Trust Indenture Act.

            (c) Reports by the Property Trustee. Within 60 days after January 31 of each year commencing January 31, 2005, the Property Trustee shall provide to the Holders of the Trust Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form, in the manner and at the times provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

            (d) Periodic Reports to Property Trustee. Each of the Depositor and the Administrators on behalf of the Issuer Trust shall provide to the Property Trustee, the Commission and the Holders of the Trust Securities, as applicable, such documents, reports and information as may be required by
Section 315(a)(1) - (3) (if any) of the Trust Indenture Act and the compliance certificates required by Section 314(a)(4) and (c) of the Trust Indenture Act (provided that any certificate to be provided pursuant to Section 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each fiscal year of the Issuer Trust).

            (e) Evidence of Compliance with Conditions Precedent. Each of the Depositor and the Administrators on behalf of the Issuer Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement which relate to any of the matters set forth in Section 314(c) of the Trust

Indenture Act. Any certificate or opinion required to be given pursuant to
Section 314(c) shall comply with Section 314(e) of the Trust Indenture Act.

            (f) Disclosure Information. The disclosure of information as to the names and addresses of the Holders of Trust Securities in accordance with
Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law or any law hereafter enacted which does not specifically refer to Section 312 of the Trust Indenture Act, nor shall the Property Trustee be held accountable by reason of mailing any material pursuant to a request made under
Section 312(b) of the Trust Indenture Act.

            SECTION 10.11. ACCEPTANCE OF TERMS OF TRUST AGREEMENT, GUARANTEE AND INDENTURE.

            THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT, THE GUARANTEE THE INDENTURE, AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE ISSUER TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE ISSUER TRUST AND SUCH HOLDER AND SUCH OTHERS.

                                     * * * *

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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            IN WITNESS WHEREOF, the parties hereto have caused this Trust
Agreement to be duly executed, all as of the day and year first above written.

                                       COMMUNITY FINANCIAL HOLDING COMPANY,
                                       INC.,
                                       as Depositor

                                       By: /s/ Thomas J. Martin
                                           -------------------------------------
                                       Name: Thomas J. Martin
                                       Title: President and Chief Executive
                                              Officer

                                       WILMINGTON TRUST COMPANY,
                                       as Property Trustee, and not in its
                                       individual capacity

                                       By: /s/ Joann A. Rozell
                                           -------------------------------------
                                       Name: Joann A. Rozell
                                       Title: Financial Services Officer

                                       WILMINGTON TRUST COMPANY,
                                       as Delaware Trustee, and not in its
                                       individual capacity

                                       By: /s/ Joann A. Rozell
                                           -------------------------------------
                                       Name: Joann A. Rozell
                                       Title: Financial Services Officer

                                             /s/ Thomas J. Martin
                                           -------------------------------------
                                       Name: Thomas J. Martin
                                       Title: Administrator

                                              /s/ Ann K. Marshall
                                           -------------------------------------
                                       Name: Ann K. Marshall
                                       Title: Administrator

                                             /s/ Donald W. Tew
                                           -------------------------------------
                                       Name: Donald W. Tew
                                       Title: Administrator

                                    EXHIBIT A

                              CERTIFICATE OF TRUST
                                       OF
                              CFHC CAPITAL TRUST I

                                     -A-1-

                                                                   EXHIBIT A

                              CERTIFICATE OF TRUST
                                       OF
                              CFHC CAPITAL TRUST I

      THIS Certificate of Trust of CFHC Capital Trust I (the "Trust"), dated as of March 24, 2004, is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C.section 3801, et seq.) (the "Act").

      1. Name. The name of the statutory trust formed hereby is "CFHC Capital Trust I".

      2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn: Corporate Trust Administration.

      3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

      IN WITNESS WHEREOF, the undersigned, being the trustee of the Trust, has duly executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

                                       WILMINGTON TRUST COMPANY, NOT IN ITS
                                       INDIVIDUAL CAPACITY, BUT SOLELY AS
                                       TRUSTEE OF THE TRUST

                                       By: /s/ Joann A. Rozell
                                           --------------------------------
                                       Name: Joann A. Rozell
                                       Title: Financial Services Officer

                                    EXHIBIT B

                        RESTRICTED SECURITIES CERTIFICATE

                    (FOR TRANSFERS PURSUANT TO SECTION 5.5(B)
                             OF THE TRUST AGREEMENT)

Wilmington Trust Company,
as Securities Registrar
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

            Re: Floating Rate Capital Securities ("Capital Securities") of CFHC Capital Trust I (the "Trust")

            Reference is made to the Amended and Restated Trust Agreement, dated as of March 26, 2004 (the "Trust Agreement"), among Community Financial Holding Company, Inc., as Depositor, Wilmington Trust Company, as Property Trustee and as Delaware Trustee, the Administrators named therein, and the Holders (as defined therein) from time to time. Terms used herein and defined in the Trust Agreement or in Regulation D, Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

            This certificate relates to $5,500,000 aggregate Liquidation Amount of Capital Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

            CUSIP No(s). _________________________

            CERTIFICATE No(s). ___________________

            CURRENTLY IN BOOK-ENTRY FORM: ___Yes ____No (check one)

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." If the Specified Securities are represented by a Global Capital Securities Certificate, they are held through the Clearing Agency or a Clearing Agency Participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Capital Securities Certificate, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                                     -B-1-

            The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Capital Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A, Rule 904 or Rule 144 under the Securities Act or other exemption from registration under the Securities Act, and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

      1. RULE 144A TRANSFERS. If the transfer is being effected in accordance with Rule 144A:

            (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

            (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer.

      2. RULE 904 TRANSFERS. If the transfer is being effected in accordance with Rule 904:

            (A) the Owner is not a distributor of the Capital Securities, an affiliate of the Depositor or the Trust or any such distributor or a person acting on behalf of any of the foregoing;

            (B) the offer of the Specified Securities was not made to a person in the United States;

            (C)   either:

                  (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                  (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                                     -B-2-

            (D) no directed selling efforts within the meaning of Rule 902 of Regulation S have been made in the United States by or on behalf of the Owner or any affiliate thereof; and

            (E) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

      3. RULE 144 TRANSFERS. If the transfer is being effected pursuant to Rule 144:

            (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144 or such shorter time as may be provided therein) has elapsed since the date the Specified Securities were acquired from the Depositor or the Trust or from an affiliate (as such term is defined in Rule 144) of the Depositor or the Trust, with the full amount of the purchase price paid at the date of purchase, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs (c), (e), (f) and (h) of Rule 144; or

            (B) the transfer is occurring after a holding period of at least two years (or such shorter time as may be provided in Rule 144(k) has elapsed since the date the Specified Securities were acquired from the Depositor or the Trust or from an affiliate (as such term is defined in Rule 144) of the Depositor or the Trust, with the full amount of the purchase price paid at the date of purchase, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Depositor or the Trust.

      4. OTHER TRANSFERS. If the Owner seeks to make a transfer in reliance on any other exemption under the Securities Act, it shall attach hereto a letter stating the exemption relied upon and the facts under which such exemption is available for the requested transfer, and shall attach an opinion of counsel satisfactory to the Depositor stating that such exemption is available and is being properly used.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trust and the Holders.

Dated:________________                ______________________________________
                                      (Print the name of the Undersigned, as
                                      such term is defined in the second
                                      paragraph of this certificate.)

                                      By:    ___________________________________
                                      Name:  ___________________________________
                                      Title: ___________________________________

                                      (If the Undersigned is a corporation,
                                      partnership, fiduciary or entity, the
                                      correct name of the entity, and the name and title of the person signing on behalf of the Undersigned must be stated.)

                                     -B-3-

                                    EXHIBIT C

                      FORM OF COMMON SECURITIES CERTIFICATE

                                     -C-1-

                       THIS COMMON SECURITIES CERTIFICATE
                         IS NOT TRANSFERABLE EXCEPT IN
                      COMPLIANCE WITH APPLICABLE LAW AND
                      SECTION 5.11 OF THE TRUST AGREEMENT



THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE OR OTHER JURISDICTION'S SECURITIES OR BLUE SKY LAWS, AND NO SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR DISPOSED OF ABSENT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE SECURITIES OR BLUE SKY LAWS COVERING SUCH SECURITIES OR SUCH TRANSFER IS MADE IN ACCORDANCE WITH AN AVAILABLE EXEMPTION UNDER THE SECURITIES ACT AND ANY APPLICABLE OTHER SECURITIES OR BLUE SKY LAWS, AND THE DEPOSITOR RECEIVES AN OPINION OF COUNSEL FROM THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE DEPOSITOR STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES OR BLUE SKY LAWS.

THIS SECURITY IS NOT A DEPOSIT OR AN OBLIGATION OF A DEPOSITORY INSTITUTION, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND IS NOT SECURED.

CERTIFICATE NUMBER                                  AGGREGATE LIQUIDATION AMOUNT
      -C-1-                                                          $171,000.00



                              CFHC CAPITAL TRUST I
                        FLOATING RATE COMMON SECURITIES
             (LIQUIDATION AMOUNT -- $1,000.00 PER COMMON SECURITY)

     CFHC Capital Trust I, a statutory trust created under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that Community Financial Holding Company, Inc. (the "Holder") is the registered owner of one hundred seventy-one (171) common securities of the Issuer Trust representing undivided beneficial interests in the assets of the Issuer Trust and designated as the CFHC Capital Trust I Floating Rate

Common Securities (Liquidation Amount $1,000.00 per common security) (the "Common Securities"). Except in accordance with Section 5.11 of the Trust Agreement (as defined below), the Common Securities are not transferable and, to the fullest extent permitted by law, any attempted transfer hereof other than in accordance therewith shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this Certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Issuer Trust, dated as of March 26, 2004, as the same may be amended from time to time (the "Trust Agreement") among Community Financial Holding Company, Inc., as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrators named therein and the Holders of Trust Securities, including the designation of the terms of the Common Securities as set forth therein. The Issuer Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Issuer Trust at its principal place of business or registered office.

         Upon receipt of this Certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

         Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

         IN WITNESS WHEREOF, one of the Administrators of the Issuer Trust has executed this Common Securities Certificate this 26th day of March, 2004.


                                             CFHC CAPITAL TRUST I


                                             By: /s/ Ann K. Marshall
                                                 -------------------------------
                                             Name: Ann K. Marshall
                                             Title: Administrator


AUTHENTICATED:

WILMINGTON TRUST COMPANY,
as Property Trustee


By: /s/ JoAnn A. Rozell
    ------------------------------
    Authorized Signatory

                                    EXHIBIT D

                     FORM OF CAPITAL SECURITIES CERTIFICATE

                                     -D-1-

                                                                       EXHIBIT D

                      GLOBAL CAPITAL SECURITIES CERTIFICATE

      This Capital Securities Certificate is a Global Capital Securities Certificate within the meaning of the Trust Agreement (hereinafter referred to) and is registered in the name of The Depository Trust Company, a New York corporation ("DTC"), or Cede & Co. as its nominee. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

      Unless this Capital Securities Certificate is presented by an authorized representative of DTC to CFHC Capital Trust I or its agent for registration of transfer, exchange or payment, and any Capital Securities Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO A PERSON IS WRONGFUL inasmuch as the registered owner hereof, DTC or Cede & Co., has an interest herein.

      Unless and until it is exchanged in whole or in part for securities in certificated form, this Capital Securities Certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor of DTC.

THE CAPITAL SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE OR OTHER JURISDICTION'S SECURITIES OR BLUE SKY LAWS, AND NO SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR DISPOSED OF ABSENT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE SECURITIES OR BLUE SKY LAWS COVERING SUCH SECURITIES OR SUCH TRANSFER IS MADE IN ACCORDANCE WITH AN AVAILABLE EXEMPTION UNDER THE SECURITIES ACT, WHICH MAY INCLUDE EXEMPTIONS UNDER REGULATION S, RULE 144A, RULE 144 OR ANY OTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT, AND ANY OTHER APPLICABLE SECURITIES OR BLUE SKY LAWS, AND THE DEPOSITOR RECEIVES AN OPINION OF COUNSEL FROM THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE DEPOSITOR STATING THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES OR BLUE SKY LAWS.

THIS SECURITY IS NOT A DEPOSIT OR AN OBLIGATION OF ANY DEPOSITORY INSTITUTION, IS NOT INSURED OR GUARANTEED BY THE

FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY, AND IS NOT SECURED.

THE CAPITAL SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN LIQUIDATION AMOUNTS OF NOT LESS THAN $50,000.00. ANY ATTEMPTED TRANSFER OF CAPITAL SECURITIES HAVING A LIQUIDATION AMOUNT OF LESS THAN $50,000.00 SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE DEEMED TO BE VOID AND OF NO EFFECT WHATSOEVER. ANY PURPORTED TRANSFEREE OF A LESSER AMOUNT SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF DISTRIBUTIONS OF SUCH CAPITAL SECURITIES, AND SUCH PURPORTED TRANSFEREE SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.

NO EMPLOYEE BENEFIT OR OTHER PLAN OR INDIVIDUAL RETIREMENT ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), NO ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY (A "PLAN ASSET ENTITY"), AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN, MAY ACQUIRE OR HOLD THIS CAPITAL SECURITIES CERTIFICATE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASE OR HOLDING IS COVERED BY THE EXEMPTIVE RELIEF PROVIDED BY U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS CAPITAL SECURITIES CERTIFICATE OR ANY INTEREST HEREIN THAT IS A PLAN OR A PLAN ASSET ENTITY OR IS PURCHASING SUCH SECURITIES ON BEHALF OF OR WITH "PLAN ASSETS" WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF THAT (A) THE PURCHASE AND HOLDING OF THE CAPITAL SECURITIES IS COVERED BY THE EXEMPTIVE RELIEF PROVIDED BY PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION, (B) THE DEPOSITOR AND THE ADMINISTRATORS ARE NOT "FIDUCIARIES" WITHIN THE MEANING OF SECTION 3(21) OF ERISA AND THE REGULATIONS THEREUNDER, WITH RESPECT TO SUCH PERSON'S INTEREST IN THE CAPITAL SECURITIES OR THE JUNIOR SUBORDINATED DEBENTURES, AND (C) IN PURCHASING THE CAPITAL SECURITIES SUCH PERSON APPROVES THE PURCHASE OF THE JUNIOR SUBORDINATED DEBENTURES AND THE APPOINTMENT OF THE ISSUER TRUSTEES.

IT IS EXPECTED THAT THESE EXEMPTIONS WILL NOT BE AVAILABLE WITH RESPECT TO THESE SECURITIES. ACCORDINGLY, ANY ERISA PLANS OR OTHER PLANS SUBJECT TO ERISA SHALL NOT INVEST OR ATTEMPT TO INVEST IN THESE SECURITIES ABSENT AN OPINION OF COUNSEL TO SUCH PLAN ADDRESSED TO THE PLAN, THE PLAN SPONSOR, THE PLACEMENT AGENTS AND THE DEPOSITOR, IN FORM AND SUBSTANCE SATISFACTORY TO ALL SUCH PERSONS, STATING THAT SUCH INVESTMENT IS PERMISSIBLE.

                                                    AGGREGATE LIQUIDATION AMOUNT

-CERTIFICATE NO. -001-                                             $5,500,000.00

                              CUSIP NO. 125264 AA 9

                              ISIN NO. US125264AA95

                              CFHC CAPITAL TRUST I

                        FLOATING RATE CAPITAL SECURITIES

             (LIQUIDATION AMOUNT -- $50,000.00 PER CAPITAL SECURITY)

      CFHC Capital Trust I, a statutory trust created under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that Cede & Co., as nominee of The Depository Trust Company, a New York banking corporation (the "Holder"), is the registered owner of FIVE MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollars ($5,500,000.00) Aggregate Liquidation Amount of Capital Securities of the Issuer Trust representing a preferred undivided beneficial interest in the assets of the Issuer Trust and designated as the CFHC Capital Trust I Floating Rate Capital Securities and having a minimum liquidation amount of $50,000.00 per Capital Security (the "Capital Securities"). The Capital Securities are transferable only on the books and records of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.5 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this Certificate and the Capital Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Issuer Trust, dated as of March 26, 2004, as the same may be amended from time to time (the "Trust Agreement"), among Community Financial Holding Company, Inc., as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrators named therein and the Holders of Trust Securities, including the designation of the terms of the Capital Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Community Financial Holding Company, Inc., as Guarantor, and Wilmington Trust Company, as Guarantee Trustee, dated as of March 26, 2004, as the same may be amended from time to time (the "Guarantee Agreement"), to the extent provided therein. The Issuer Trust will furnish a copy of the Trust Agreement and the Guarantee Agreement to the Holder without charge upon written request to the Issuer Trust by contacting the Issuer Trustees.

      Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

      Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

      IN WITNESS WHEREOF, one of the Administrators of the Issuer Trust has executed this certificate this 26th day of March, 2004.

                                            CFHC CAPITAL TRUST I

                                            By: /s/ Ann K. Marshall
                                                -------------------------
                                            Name: Ann K. Marshall
                                            Title: Administrator

AUTHENTICATED:

WILMINGTON TRUST COMPANY,
as Property Trustee

By: Joann A. Rozell
    ----------------------
    Authorized Signatory

Date:  March 26, 2004

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security to:
________________________________________________________________________________
               (Insert assignee's social security or tax identification number)

________________________________________________________________________________

________________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints ___________________________________________________

________________________________________________________________________________

agent to transfer this Capital Securities Certificate on the books of the Issuer Trust. The agent may substitute another to act for him or her.

Date:________________________

Signature:_____________________________________________________________
                (Sign exactly as your name appears on the
                 other side of this Capital Securities Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                                    EXHIBIT E

                           FORM OF PLACEMENT AGREEMENT

                                     -E-1-

                                                                       EXHIBIT E

                              CFHC CAPITAL TRUST I

              UP TO $5,500,000 OF FLOATING RATE CAPITAL SECURITIES

            Fully and Unconditionally Guaranteed as to Distributions
                              and Other Payments by

                    COMMUNITY FINANCIAL HOLDING COMPANY, INC.

                           --------------------------
                               PLACEMENT AGREEMENT
                           --------------------------

The Bankers Bank                                                  March 26, 2004
BankersBanc Capital Corporation
2410 Paces Ferry Road
600 Paces Summit
Atlanta, Georgia 30339-4098

Ladies and Gentlemen:

      Community Financial Holding Company, Inc. (the "Company") is forming a Delaware statutory trust (the "Issuer Trust") to issue securities for the benefit of the Company. The Company and the Issuer Trust (collectively, the "Offerors") propose, upon and subject to the terms and conditions stated herein, to offer, issue and sell (the "Offering"), pursuant to exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), Securities and Exchange Commission (the "Commission") Rule 506 under the Securities Act ("Rule 506"), , and/or Commission Regulation S under the Securities Act ("Regulation S"), up to the amount of floating rate capital securities issued by the Issuer Trust shown above (together with the related Guarantee thereof, the "Capital Securities"). The Company will purchase all common securities to be issued by the Issuer Trust (the "Common Securities", and collectively with the Capital Securities, the "Trust Securities").

      We hereby request you to act as the exclusive agents of the Company and the Issuer Trust (each a "Placement Agent"), upon the terms and conditions of this Placement Agreement (this "Agreement"), to solicit purchasers ("Purchasers") of the Capital Securities, each Capital Security having a stated Liquidation Amount of $50,000, in minimum initial purchase amounts of $100,000.

      The Trust Securities will be issued by the Issuer Trust pursuant to an Amended and Restated Trust Agreement in form and substance acceptable to the Placement Agents (the "Trust Agreement") by and among the Company, as depositor (the "Depositor"), the Administrator(s) named therein (the "Administrators"), Wilmington Trust Company, as the property trustee (the "Property Trustee") and as the Delaware trustee (the "Delaware Trustee", and collectively with the Property Trustee, the "Issuer Trustees"). The Capital Securities will be fully and unconditionally guaranteed on a subordinated basis by the Company with respect to distributions and amounts payable upon liquidation, redemption, repayment or otherwise (the "Guarantee") pursuant to the Guarantee Agreement (the "Guarantee Agreement") between the Company and Wilmington Trust Company, as trustee (the "Guarantee Trustee"), for the benefit of the holders (the "Holders") of the Capital Securities.

      All proceeds from (i) the sale of the Capital Securities in the Offering and (ii) the sale by the Issuer Trust to the Company of its Common Securities will be used by the Issuer Trust to purchase junior subordinated debentures issued by the Company and due on or after the last business day preceding the first scheduled Payment Date after the 30th anniversary of the junior subordinated debentures' original issuance date (the "Junior Subordinated Debentures"). The Junior Subordinated Debentures will have an aggregate principal amount equal to the aggregate Liquidation Amount of the Trust Securities, and will be issued pursuant to the Junior Subordinated Indenture (the "Indenture"), by and between the Company and Wilmington Trust Company, as trustee (the "Indenture Trustee").

      The Capital Securities, the Common Securities, the Guarantee and the Junior Subordinated Debentures are collectively referred to herein as the "Securities." This Agreement, the Trust Agreement, the Indenture, the Guarantee Agreement and the Securities are referred to collectively as the "Operative Documents." The Operative Documents, together with all other documents, instruments and agreements pertaining to the transactions (the "Transactions") contemplated in the Operative Documents are called the "Transaction Documents." Capitalized terms used but not defined herein shall have the respective meanings specified in the Trust Agreement, and defined terms shall include the singular and the plural.

      The Placement Agents previously have delivered a summary term sheet (the "Term Sheet"), which contained a preliminary indication of the principal terms the Placement Agents believed reasonably achievable in the market on the date of such Term Sheet, subject to changes in market conditions, investor demands and other factors. This Agreement supersedes and replaces the Term Sheet in its entirety. The final terms and conditions of the Capital Securities shall be subject to the mutual agreement of the Company, the Issuer Trust, the Placement Agents and the Purchasers, and the Placement Agents make no representation or warranty as to the rates, spreads or other terms that may actually be achieved with respect to the Capital Securities.

      The Offerors will prepare and deliver to the Placement Agents a confidential Offering Memorandum and a reasonable number of copies thereof for use by the Placement Agents in connection with the Offering of the Capital Securities. As used herein, the term "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum, as amended or supplemented, including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Offerors to the Placement Agents in connection with the Offering.

      All references in this Agreement to financial statements, schedules and other information which are "contained," "included," "provided," "disclosed," "described in" or "stated" in the Offering Memorandum (or other similar references) shall be deemed to mean and include all such financial statements and schedules and other information which are included and/or incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act") or the Securities Act, which document is incorporated or deemed to be incorporated by reference in the Offering Memorandum. All references to "Regulation D" shall mean Commission Rules 501 through 508 under the Securities Act. For purposes hereof, the singular shall include the plural and vice versa, and the words "include", "including", "included", and derivations thereof shall mean without limitation by reason of enumeration or otherwise.

      Certain terms of this Agreement are provided in Exhibit 1.

      In consideration of the premises, the mutual agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties, intending to be legally bound, agree as follows:

      1.    OFFERING AND SALE OF CAPITAL SECURITIES.

            (a) On the terms and subject to the conditions of this Agreement, the Issuer Trust and the Company hereby confirm the Placement Agents' appointment as the Company's exclusive agents during the offering period specified in this section (the "Offering Period") to solicit Purchasers to purchase Capital Securities from the Issuer Trust through the Offering. The Offering Period will commence on a date mutually acceptable to the Company, the Issuer Trust and the Placement Agents and will end at 5:00 P.M., Eastern Time, on the earliest of the Closing Date (as defined in Section 2 below), the last Subsequent Closing Date (as defined in Section 2 below), if any, or the Offering termination date (the "Offering Termination Date") specified in Exhibit 1 hereto, unless earlier terminated, or extended by our mutual agreement to a later date. Subject to the performance by the Offerors of all their obligations hereunder, and in reliance upon the completeness and accuracy of each of the Offerors' representations, warranties and covenants, the Placement Agents hereby accept such agency upon the terms and conditions of this Agreement. Each of the Offerors acknowledges and agrees that it has made its own independent investigation of the desirability to the Offerors of offering and selling the Securities in the Offering and that it has not relied upon the Placement Agents in making such decisions.

            (b) The Placement Agents shall use their reasonable commercial efforts, subject to the terms and conditions of this Agreement, to solicit Purchasers of the Capital Securities. The Placement Agents, in fulfilling their obligations hereunder, may engage brokers, dealers, or other third parties to solicit Purchasers of the Capital Securities or to refer potential Purchasers of the Capital Securities. The Placement Agents may enter into agreements with, and pay fees to, such third parties as the Placement Agents deem appropriate in connection with such activities. The Placement Agents shall not, either directly or indirectly, in fulfilling their obligations hereunder, act as an underwriter for the Capital Securities and are in no way obligated or committed, directly or indirectly, to advance their own funds to purchase any Capital Securities or to purchase or to assure the purchase of any Capital Securities; provided, however, nothing herein shall preclude the Placement Agents from purchasing and reselling any or all of the Capital Securities using the Offering Memorandum or other information provided thereunder or hereunder by the Offerors and in reliance upon Commission Rule 144A under the Securities Act ("Rule 144A"), Regulation S, Commission Rule 144 under the Securities Act ("Rule 144") or other available exemptions, including "Rule 4(1-1/2)," from registration under the Securities Act, in the Placement Agents' sole discretion. In making any such purchases or resales, the Placement Agents will rely upon the Offerors' representations, warranties, covenants and agreements provided herein and in any officer's certificates provided by or on behalf of the Offerors.

            (c) The Placement Agents' agency under this Agreement is coupled with an interest, and therefore is not terminable by the Company or the Issuer Trust without the Placement Agents' prior express written consent, except as expressly provided in Section 9(b) hereof. Unless earlier terminated in accordance with Section 9 hereof, the Placement Agents' agency under this Agreement will continue until the termination of the Offering or the Closing Date, or if applicable, the last Subsequent Closing Date.

            (d) The Company shall pay the Placement Agents for their services as Placement Agents hereunder the percentage of the aggregate stated Liquidation Amount of Capital Securities sold in the Offering (the "Placement Agent Fee") specified in Exhibit 1 hereto, and shall pay to the Placement Agents, promptly upon invoice, any offering costs and expenses specified in Exhibit 1 hereto.

      2.    CLOSING; DELIVERY AND PAYMENT.

            (a) If the conditions described in Section 6 hereof have been satisfied or waived, the initial closing of the Offering (the "Closing") will be held at the offices of Alston & Bird LLP, One Atlantic Center, 1201 W. Peachtree Street, Atlanta, Georgia 30309-3424, or such other place as is agreed upon by the Placement Agents, the Company and the Issuer Trust, as soon as practicable thereafter. The date on which the initial Closing is held shall be referred to herein as the "Closing Date." The Company and Placement Agents may agree in writing to close the sale of some but not all Securities offered at the Closing, to continue the Offering as to the unsold Securities, if any, and if additional Securities are thereafter sold to conduct one or more subsequent closings (each, a "Subsequent Closing") on one or more subsequent dates (each, a "Subsequent Closing Date"). Each Subsequent Closing and Subsequent Closing Date shall be identified by a sequential number and will be held at the offices of Alston & Bird LLP, One Atlantic Center, 1201 W. Peachtree Street, Atlanta, Georgia 30309-3424, or such other places as mutually agreed upon by the Placement Agents, the Company and the Issuer Trust, upon not less than three business days' prior notice, subject to the terms and conditions hereof, the Company's reaffirmation of all its representations, warranties and covenants herein and the delivery of all legal and other opinions required hereunder. Not less than two full business days prior to the Closing and each Subsequent Closing, Capital Securities in definitive form and in authorized denominations shall be made available by or on behalf of the Company and the Issuer Trust to the Placement Agents and the Property Trustee for inspection, checking and delivery to The Depository Trust Company ("DTC") or its custodian. As part of the Closing and each Subsequent Closing, the Company will pay the Placement Agent Fee. The time and date for the delivery of the certificates representing the Capital Securities sold at the Closing Date and each Subsequent Closing Date shall be sequentially numbered as a "Time of Delivery."

      3. OFFEROR REPRESENTATIONS AND WARRANTIES. The Company and the Issuer Trust, jointly and severally, represent and warrant to, and agree with the Placement Agents, as of the date of this Agreement, the Closing Date and each Subsequent Closing Date and each other date specified in a particular representation or warranty, that:

            (a) Neither the Company nor the Issuer Trust, nor any of their Affiliates, nor any person acting on its or their behalf has directly or indirectly (i) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of any of the Securities, or (ii) made offers or sales of any security, or solicited offers to buy or sell any security, under circumstances that would require the registration of any of the Securities under the Securities Act or the securities or blue sky laws of any applicable jurisdiction.

            (b) Neither the Company nor the Issuer Trust, nor any of their Affiliates, nor any person acting on its or their behalf, has engaged or will engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S.

            (c) Neither the Company nor the Issuer Trust is, or upon the issuance and sale of the Securities and the application of the proceeds thereof will be, an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of Section 3(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act") without regard to
Section 3(c) of the Investment Company Act.

            (d) None of the Company, any of its "Subsidiaries" (as defined in Commission Regulation S-X, Rule 1-02(x)) or the Issuer Trust has any arrangement, understanding or agreement to have any person (other than the Placement Agents as provided herein) to solicit offers to purchase, to make any offers to sell, or to sell or purchase any of the Securities.

            (e) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of organization and has the full corporate power and authority to own, lease and operate its properties, to own its subsidiaries, and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement and the other Transaction Documents; the Company has been duly approved and is registered with the Board of Governors of the Federal Reserve System (the "Federal Reserve") as a financial holding company or bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), and with all other federal and state regulatory authorities that require registration or approval of the Company as a holding company ("Other Banking Approvals"). The Company has all necessary authorizations, approvals, registrations, orders, licenses, certificates, consents and permits (collectively, "Approvals"), and is duly qualified to transact business as a holding company that owns or controls depository institutions and as a foreign corporation and is in good standing in each jurisdiction where it owns or leases property or transacts business, and where such qualification is necessary, except to the extent that the failure to have such Approvals, to so qualify or to be in good standing has not had and is not reasonably likely to have a Material Adverse Effect. A "Material Adverse Effect" means any event, action, omission or condition that: (i) has had or is reasonably likely to have a material adverse effect on the condition (financial or otherwise), earnings, cash flows, business or prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) has had or is reasonably likely to have a material adverse effect on the Issuer Trust, the rights of Holders of the Capital Securities, or the consummation or performance of the Transactions,
(iii) raises the question of the validity or enforceability of any Transaction Document, or (iv) seeks to restrain, enjoin, limit or prohibit the execution, delivery or performance of any of the Transaction Documents or any of the Transactions. The Company's capitalization is as set forth in the Offering Memorandum, all of the outstanding shares of capital stock of the Company ("Company Shares") have been duly authorized and validly issued and are fully paid and non-assessable, and none of the outstanding Company Shares was issued in violation of any preemptive or similar rights of any shareholder of the Company.

            (f) Attached as Schedule 1 is a list of all the Company's direct and indirect Subsidiaries. Each Subsidiary that is a "bank" or "savings association" (each, for purposes hereof, a "Bank"), as defined in Sections 3(a) or 3(b) respectively, of the Federal Deposit Insurance Act, as amended (the "FDIA") has been duly incorporated and is validly existing as a state chartered commercial bank, or as a national bank or federal thrift organized and validly existing under the laws of the United States and is a member in good standing of the Federal Deposit Insurance Corporation ("FDIC") and of the Federal Reserve System (if shown on Schedule 1); each Subsidiary has been duly organized and is validly existing under the laws of its jurisdiction of organization; each Subsidiary has all corporate or entity power and authority and Approvals necessary to own, lease and operate its properties and to conduct its business as presently operated, and is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction where such qualification is required, except where the failure to so qualify or to be in good standing would not have a Material Adverse Effect. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, except, in the case of Bank Subsidiaries to the extent such shares are assessable under the applicable banking laws of the jurisdiction where each Bank Subsidiary is organized, and are owned by the Company, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, hypothecation, negative pledge, charge, encumbrance, adverse claim or equity (each a "Lien"), except (i) any existing Liens that will be released upon the first Closing when the related loans will be paid in full by the Company, and (ii) Liens to secure loans or lines of credit from The Bankers Bank, Atlanta, Georgia to the Company, as described in the Offering Memorandum or contained in any Transaction Document. None of the outstanding shares of capital stock of any Subsidiary was issued in violation of any preemptive or similar rights of such Subsidiary arising by operation of law, under their respective charters, articles or certificate of incorporation or organizational documents, by-laws, or other organizational or constituent documents ("Organizational Documents"), or under any contract to which the Company or any Subsidiary is a party. Neither the Company nor any of its Subsidiaries beneficially owns any shares of stock or any other equity securities of or interest in any entity, except (i) securities or interests held in the ordinary course of business or securities or interests acquired in satisfaction of debts previously contracted in good faith, and (ii) as described in the Offering Memorandum.

            (g) The Company and its Subsidiaries operate and are in compliance with all applicable laws, ordinances, rules and regulations of, and all commitments to, all judgments, orders, rulings and decrees of and agreements with (collectively, "Laws"), all applicable governmental, regulatory and self-regulatory agencies (including any securities exchange or market where any of the Company's or any Subsidiary's securities are listed or traded), courts, arbitrators, bodies and authorities ("Governmental Authorities") and all Approvals, except for those violations of which, individually or in the aggregate, would not have a Material Adverse Effect.

            (h) The Issuer Trust has been, or within 5 business days of the date hereof will be, duly created, and at the Closing Date and each Subsequent Closing Date, if any, and at all times thereafter, will be duly created, validly existing and in good standing as a statutory trust under, and will be in compliance with the Delaware Statutory Trust Act, 12 Del. C. 3801, et seq. (the "Statutory Trust Act"), with full power and authority to (i) own its properties and to conduct the business it transacts and proposes to transact as contemplated in the Transaction Documents or described in the Offering Memorandum, and (ii) execute, deliver and perform its obligations under the Transaction Documents to which it is a party. The Issuer Trust is, or will be, at the Closing Date and each Subsequent Closing Date, if any, and at all times thereafter, duly qualified to transact business as a foreign entity in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on such Issuer Trust, or the rights of Holders of Capital Securities, or cause or result in a Material Adverse Effect. The Issuer Trust is not, and will not be, a party to or otherwise bound by any agreement other than the Transaction Documents to which it is a party. The Issuer Trust is and will be, under current law, classified for United States federal income tax purposes as a grantor trust and not as an association or other entity taxable as a corporation. The Issuer Trust does not have any Subsidiaries. The Company will include the

Trust Securities as part of its long-term debt on its financial statements in accordance with generally accepted accounting principles consistently applied ("GAAP").

            (i) This Agreement and each of the Transaction Documents have been duly authorized by the Company and the Issuer Trust, and, on or before the Closing Date, when executed and delivered by or on behalf of the Company, the Issuer Trust, the Issuer Trustees and the Guarantee Trustee will be a valid and binding obligation of the Company and the Issuer Trust, enforceable against each of them in accordance with their respective terms, subject to applicable bankruptcy, insolvency, receivership, conservatorship, reorganization or similar laws affecting creditors' rights generally, and to general principles of equity and to limitations on the rights to indemnity and contribution that exist by virtue of public policy (the "Bankruptcy and Equity Exception"). Each of the Administrators of the Issuer Trust is a duly authorized director, officer or employee of the Company or its Subsidiaries and has been duly authorized by the Company and the Issuer Trust to execute and deliver the Trust Agreement and other Transaction Documents.

            (j) The Trust Securities have been duly authorized pursuant to the Trust Agreement and the Guarantee Agreement and, when executed, authenticated, issued and delivered against payment therefor to the Purchasers, in the case of the Capital Securities, and to the Company, in the case of the Common Securities, will be validly issued, fully paid and nonassessable (except, in the case of the Common Securities, for the obligations of the Company with respect to certain expenses and obligations of the Issuer Trust specified in the Transaction Documents), and will represent undivided beneficial interests in the assets of the Issuer Trust and will be entitled to the benefits of the Trust Agreement and the Guarantee Agreement. None of the Trust Securities is subject to preemptive or any similar rights. On the Closing Date and on each Subsequent Closing Date, all of the issued and outstanding Common Securities will be owned directly by the Company free and clear of any Lien.

            (k) The Junior Subordinated Debentures and the Guarantee Agreement have been duly authorized by the Company. At the Closing Date and on each Subsequent Closing Date, if any, the Junior Subordinated Debentures will have been duly executed and delivered by the Company for authentication in accordance with the Indenture, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor by the Issuer Trust, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and will be enforceable against the Company in accordance with their terms, subject to the Bankruptcy and Equity Exception. The Junior Subordinated Debentures will be in the form contemplated by, and entitled to the benefits of, the Indenture.

            (l) The execution, delivery and performance of the Transaction Documents to which the Company, the Issuer Trust, the Issuer Trustees, the Guarantee Trustee, the Indenture Trustee and the Administrators are parties, and the consummation of the Transactions, (i) have been duly authorized by the Company or the Issuer Trust, as applicable, (ii) do not require any consent or Approval under, do not and will not conflict with, constitute a breach of, or a default or an event, which with notice, lapse of time or both would be a default under, an event or condition that gives any person the right to require the repurchase, redemption or repayment of all or a portion of any note, debenture or other indebtedness of the Company or any Subsidiary (each a "Repayment Event"), (iii) will not result in the creation or imposition of any Lien upon any property or assets of the Issuer Trust, the Company or any of its Subsidiaries, under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument ("Contract") to which the Issuer Trust, the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of any of them is subject, except for a conflict, breach, default or Lien which does not have and is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, nor will any such action result in any violation of the Trust Agreement, the Statutory Trust Act or any other applicable Law or Approval.

            (m) (i) Each of the audited consolidated financial statements, including the notes and schedules thereto, of the Company and its consolidated Subsidiaries (and where the Company has been formed within the last five years, of its predecessors and their respective consolidated Subsidiaries) as of and for the period since inception (the "Annual Financial Statements") and the interim unaudited consolidated financial statements of the Company and its consolidated subsidiaries as of and for the latest interim periods and the corresponding interim periods of the immediately preceding year (the "Interim Financial Statements," and collectively with the Annual Financial Statements, the "Financial Statements") provided to the Placement Agents or included or incorporated by reference in the Offering Memorandum or from which information included in the Offering Memorandum has been prepared in accordance with GAAP,
Section 36 of the FDIA, and applicable regulations thereunder, and to the extent the Company files reports under Sections 13 or 15(d) of the 1934 Act, with the 1934 Act and the Commission's rules and regulations thereunder, including Regulation S-X. Such Financial Statements, in all cases, fairly present in all material respects the consolidated and parent-only financial condition, earnings, cash flows and changes in shareholders' equity as of the dates and for the periods therein specified, subject, in the case of Interim Financial Statements, only to normal recurring year-end audit adjustments that are not material, and each has been certified as required by applicable Law. The summary and selected financial and statistical data included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with the Financial Statements. The Company has a duly constituted audit committee of its Board of Directors (the "Audit Committee"), composed entirely of members who are "independent" in accordance with applicable Law, including FDIA Section 36, and applicable regulations thereunder. Such Audit Committee has operated consistent in all material respects with the requirements of the Securities Act, the BHC Act and any applicable state and federal banking and other Laws, and, to the extent that the Company files reports under the 1934 Act or has a class of securities listed or traded on any securities exchange or Nasdaq market, the 1934 Act, the Commission's rules and regulations, and the applicable rules of such exchange or Nasdaq. The Company's independent accountants have reviewed each Interim Financial Statement in accordance with the applicable requirements of the Securities Act, the BHC Act, state and federal banking and other Laws, the 1934 Act, the Audit Committee's charter, the Commission's rules and regulations and the applicable rules of Nasdaq or any securities exchange on which the Company has securities listed or traded, if applicable.

                  (ii) All the Company's reports to the Federal Reserve, including those on Form FR Y-9 (and its various subdesignations) and the various schedules and subreports thereunder, for the last full five years and any interim periods (the "FRB Reports"), conform in all material respects to the Federal Reserve's requirements for such reports, and all of the Subsidiaries' call reports ("Call Reports") submitted to its primary federal and state regulators conform in all material respects to the Federal Financial Institutions Examination Council's ("FFIEC") requirements for Call Reports, and all such FRB Reports and Call Reports conform to the requirements of Section 37 of the FDIA and applicable regulations thereunder, and are accurate and complete in all material respects and fairly present in all material respects the reporting entity's financial condition, earnings, cash flows (to the extent a statement of cash flows is included pursuant to the requirements of such forms) and changes in shareholders' equity as of the dates and for the periods shown consistent with the Financial Statements as of and for the corresponding dates and periods.

            (n) If required by the BHC Act or applicable state and federal banking, securities and other Laws, each of the accountants who certified or reviewed the Financial Statements are "independent public accountants."

            (o) Other than as disclosed in the Offering Memorandum, there are no investigations, actions or proceedings by or before any Governmental Authority pending, or, to the best knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries or the Issuer Trust, that have had or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

            (p) Since the respective dates as of which information is included or incorporated by reference in the Offering Memorandum, including any Financial Statements and Interim Financial Statements, except as otherwise stated therein or referred to therein, there has not been (i) any event, action, omission or condition that has had a Material Adverse Effect, (ii) any transactions entered into by the Issuer Trust, the Company or any Subsidiary, other than in the ordinary course of business, that are material to (A) the Issuer Trust or (B) the Company and its Subsidiaries considered as one enterprise, (iii) except for regular quarterly cash dividends on the Company's common stock in the ordinary course of business consistent with past practice, any dividend or distribution of any kind declared, paid or made by the Company on its capital stock or by the Issuer Trust on the Securities, nor (iv) any other event, action, omission or condition that is reasonably likely to have a Material Adverse Effect.

            (q) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general and specific authorizations; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) the internal accounting controls otherwise comply with all applicable federal and state banking, securities and other applicable Laws, including the Foreign Corrupt Practices Act, the Sarbanes-Oxley Act of 2002, and the Commission's rules and regulations thereunder.

            (r) The Company and its Subsidiaries have filed all federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and have paid all taxes required to be paid by any of them and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings; and adequate charges, accruals and reserves have been provided for in the Financial Statements in respect of all federal, state, local and foreign taxes, including for all periods and amounts as to which the tax liability of the Company or its Subsidiaries is being contested, has not been finally determined or remains open to examination by applicable taxing authorities and where such taxes have not become due and payable.

            (s) None of the Company, any of its Subsidiaries or the Issuer Trust is in violation of its respective Organizational Documents, or in default (including any condition or occurrence of any event that with notice, the lapse of time or both, would be a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any Contract, to which any of them is a party or by which it or any of them may be bound or to which any of the property or assets of any of them is subject, which violation or default would have a Material Adverse Effect.

            (t) No filing with, or Approval of, any Governmental Authority, other than those that have been made or obtained and which remain in full force and effect, is necessary or required for the formation of the Issuer Trust, or the performance by the Company or the Issuer Trust of their obligations hereunder, in connection with the issuance and sale of the Securities or the consummation of the Transactions. The Company has given written notice to the Federal Reserve and the other Governmental Authorities having jurisdiction over the Company and the Transactions, of its intent to engage in the Transactions, including seeking all debt commitment waivers necessary or appropriate, and neither the Federal Reserve nor any other applicable Governmental Authority has expressed any objection to the Transaction, including the incurrence of debt, and the Federal Reserve will have confirmed in writing by the Closing that at the time of issuance, the Capital Securities will be Tier 1 Capital to the extent permitted under the Federal Reserve's capital adequacy guidelines and rules, with the remainder qualifying as Tier 2 capital. The Company has no reason to believe that the Capital Securities will not be treated as Tier 1 Capital. The Company shall confirm such matters in an officers' certificate delivered to the Placement Agents at the Closing and each Subsequent Closing, if any.

            (u) To the Company's knowledge, no labor problem exists or is imminent with employees of the Company or any of its Subsidiaries that has had or is reasonably likely to have a Material Adverse Effect, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of the Company's or its Subsidiaries' principal suppliers, contractors or customers that has had or is reasonably likely to have a Material Adverse Effect.

            (v) The Company and its Subsidiaries carry, or are entitled to the benefits of, insurance from insurers of recognized financial standing in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar businesses as the Company and its Subsidiaries, and all such insurance is in full force and effect, and the Company has not received or given any notice of cancellation, nonrenewal or material increase in the cost of such insurance.

            (w) The Company and its Subsidiaries each owns or possesses, or can readily acquire on reasonable terms, patents, patent licenses, trademarks, service marks and trade names necessary to carry on their businesses as presently conducted, and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names that, in the aggregate, if the subject of an unfavorable decision, ruling or finding, has had or is reasonably likely to have a Material Adverse Effect.

            (x) The Company and its Subsidiaries each has good and marketable title to all its respective properties and assets, free and clear of all Liens, except as (i) are described in the Offering Memorandum, or (ii) are neither material in amount nor materially significant in relation to the business of the Company and its Subsidiaries considered as one enterprise. All of the Contracts material to the business of the Company and its Subsidiaries considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties or assets, are in full force and effect, and neither the Company nor any of its Subsidiaries has any notice of any material claim that has been asserted by anyone adverse to the rights of the Company or such Subsidiary under any such Contracts, or affecting or questioning the rights of such entities to the continued possession of the leased or subleased premises or other assets under any such Contract.

            (y) Other than such agreements, instruments and other documents that are described in the Offering Memorandum or that are filed as Exhibits to the Company's periodic reports, if any, filed by the Company with the Commission pursuant to the 1934 Act or by any predecessor bank with its primary federal banking regulator pursuant to the 1934 Act, Section 12(i) and that are included in the Offering Memorandum, there are no agreements, contracts or documents of a character described in Item 601 of Regulation S-K under the Securities Act to which the Company or any of its Subsidiaries is a party or to which any of them or any of their assets are subject or bound. If the Company is not required to file reports under the 1934 Act, it shall provide the Placement Agents, prior to any use of the Offering Memorandum, with a list and true and accurate copies of all documents that would be required to be filed as Exhibits under Item 601 of Regulation S-K if the Securities were being registered on Commission Form S-1 under the Securities Act and the Company shall provide and hereby authorizes the Placement Agents to provide, at the Company's expense, copies of such documents to any potential Purchaser that requests these.

            (z) The Company and its Subsidiaries and other affiliates have not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Capital Securities.

            (aa) The Capital Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date or any Subsequent Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

            (bb) The Offering Memorandum does not, and through the Closing Date and the last Subsequent Closing Date, if any, will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements included or incorporated therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Offerors in writing by or on behalf of the Placement Agents expressly for use in the Offering Memorandum, and which information consists solely of paragraphs two and three under the caption "Plan of Offering" in the Offering Memorandum.

            (cc) All documents and information incorporated, or deemed to be incorporated, by reference in the Offering Memorandum, including the Exhibits, conform in all material respects to the applicable requirements of the Securities Act, the 1934 Act (and the Commission's rules, regulations and forms to the extent applicable), and other applicable federal and state banking and other Laws, and if the Company has been formed or has acquired any Subsidiaries that had a class of securities registered under Section 12(i) of the 1934 Act within the last five full calendar years, the rules, regulations and forms of such predecessor's primary federal bank regulators, and at the date of the Offering Memorandum do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (dd) Subject to compliance by the Placement Agents with the procedures set forth in Section 4 hereof, it is not necessary in connection with the offer, sale and delivery of the Capital Securities in the manner contemplated by this Agreement and the Offering Memorandum to register the Capital Securities under the Securities Act or to qualify the Trust Agreement, the Guarantee Agreement or the Indenture, or the Property Trustee, the

Delaware Trustee, the Guarantee Trustee or the Indenture Trustee under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

            (ee) Any certificate signed by any officer or director of the Company or any Administrator or Trustee on behalf of the Issuer Trust and delivered to the Placement Agents or to counsel for the Placement Agents shall be deemed a representation, warranty and covenant by the Company or the Issuer Trust, respectively, to the Placement Agents as to the matters covered thereby. All representations, warranties, and covenants made by or on behalf of the Company or the Issuer Trust in the Operative Documents are hereby made to the Placement Agents and incorporated herein by reference as if set forth fully herein.

            (ff) Offers and sales of capital stock, if any, by the Company, whether common stock, convertible preferred or otherwise, in the six month period prior to the date of this Agreement will not be "integrated," as that term has been defined by the Commission, with the Offering or otherwise cause the offer and sale of the Securities to not be exempt from the registration requirements of the Securities Act pursuant to the exceptions provided in Commission Rule 506.

      4. PLACEMENT AGENT REPRESENTATIONS AND WARRANTIES. The Placement Agents represent and warrant to the Company and the Issuer Trust that:

            (a) The Placement Agents have not offered or sold and will not arrange for the offer or sale of the Capital Securities except (i) in an offshore transaction complying with Rule 903 of Regulation S, (ii) to persons it has reason to believe (1) are "accredited investors" (as defined in Commission Rule 501) or (2) are "qualified institutional buyers" (as defined in Rule 144A), or (iii) otherwise pursuant to an available exemption from registration under the Securities Act, including Sections 4(1) and 4(2) of the Securities Act and interpretations thereof ("Rule 4(1-1/2)").

            (b) Neither Placement Agent nor any person acting on their behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities.

            (c) Neither Placement Agent nor any person acting on their behalf has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Securities.

            (d) The Placement Agents will deliver or cause to be delivered, in written or electronic form, to each Purchaser of Capital Securities, a copy of the Offering Memorandum prepared and provided by the Company.

            (e) This Agreement has been duly authorized by the Placement Agents and, when executed and delivered by the Placement Agents, will be a valid and binding obligation of the Placement Agents, enforceable against the Placement Agents in accordance with its terms, subject to the Bankruptcy and Equity Exemption.

      5. OFFEROR COVENANTS. The Company and the Issuer Trust, jointly and severally, agree with the Placement Agents that:

            (a) The Company and the Issuer Trust will arrange for the registration, qualification or exemption of the Capital Securities for sale under the securities and blue sky laws of, and will take such actions to make the Capital Securities eligible for purchase or investment by financial institutions in, such jurisdictions as the Placement Agents may reasonably designate, and will maintain such qualifications and eligibility in effect so long as required for the sale of the Capital Securities and the investment therein by financial institutions in such jurisdictions. The Company and the Issuer Trust will promptly advise the Placement Agents of the receipt by the Company or the Issuer Trust, as the case may be, of any notification with respect to the suspension of the registration, qualification or exemption of the Capital Securities for sale in, or the eligibility of the Capital Securities for purchase or investment by financial institutions in, any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

            (b) Neither the Company nor the Issuer Trust will, nor will either of them permit any of the Company's "Affiliates" (as defined in Commission Rule 501(b)) to, purchase and resell any Capital Securities during the Offering Period or any extension of the Offering Period.

            (c) The Offerors will not, nor will either of them permit any of their respective Affiliates or any person acting on its or their behalf to, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of any of the Securities under the Securities Act or the qualification or filing of the Trust Agreement, the Guarantee Agreement or the Indenture, or any Issuer Trustee, Guarantee Trustee or Indenture Trustee under the Trust Indenture Act. Without limiting the generality of the immediately preceding sentence, the Offerors will not and will cause their Affiliates not to make any offer or sale of securities of the Offerors of any class if, as a result of the doctrine of "integration" under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the offer or sale of the Capital Securities by the Placement Agents or to the Purchasers, (ii) the resale of the Capital Securities by the Placement Agents or (iii) the resale of the Capital Securities to others by such subsequent purchasers from the Placement Agents or others), the exemption from the registration requirements of the Securities Act provided by
Section 4(2) thereof, by Rule 144A, Rule 144, "Rule 4(1-1/2)", Regulation S or other exemptions thereunder.

            (d) Neither the Company nor the Issuer Trust will, nor will either of them permit any of their Affiliates or any person acting on its or their behalf to, engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the any of the Securities.

            (e) Neither the Company nor the Issuer Trust will, nor will either of them permit any of their Affiliates or any person acting on its or their behalf to, engage in any directed selling efforts within the meaning of Regulation S with respect to the Securities.

            (f) None of the Company nor any of its Affiliates or Subsidiaries, nor the Issuer Trust, will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Capital Securities.

            (g) Each of the Offerors will cooperate with the Placement Agents and use all commercially reasonable efforts to make the Capital Securities, and in the event the Junior Subordinated Debentures are distributed to Holders of the Capital Securities to make the Junior Subordinated Debentures, eligible for clearance and settlement as book-entry securities through the facilities of DTC, and will execute, deliver and comply with all representations made to, and agreements with, DTC.

            (h) The Offerors, as promptly as possible, will furnish to the Placement Agents, without charge, such number of copies of the Offering Memorandum and all amendments and supplements thereto and documents incorporated by reference therein, including any filings made under the 1934 Act or applicable rules and regulations thereunder, as the Placement Agents or any offeree may reasonably request. The Offerors will not use or distribute any other offering materials.

            (i) The Offerors will immediately notify the Placement Agents, and confirm such notice in writing, (i) of any filing made by the Offerors of information relating to the offering of the Capital Securities with Nasdaq, any securities exchange or any Governmental Authority in the United States or any other jurisdiction and shall provide the Placement Agents with copies thereof, and (ii) prior to the completion of the placement of the Capital Securities and the Offering Period, of any actual or prospective material changes in or affecting the condition (financial or otherwise), earnings, cash flows, business or prospects of the Issuer Trust, or the Company and its Subsidiaries considered as one enterprise, which (x) make any statement in the Offering Memorandum false or misleading in any material respect or (y) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Company, the Placement Agents, or their respective counsel, to amend or supplement the Offering Memorandum in order that the Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will immediately amend or supplement the Offering Memorandum by preparing and furnishing to the Placement Agents an amendment or amendments of, or a supplement or supplements to, the Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Placement Agents) so that, as so amended or supplemented, the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to an offeree, not misleading. Prior to the Closing Date and each Subsequent Closing Date, if any, the Company will furnish to the Placement Agents upon their request, as soon as they have been prepared, a copy of any Company financial statements and other information for any period subsequent to the periods covered by the Financial Statements or Interim Financial Statements included in the Offering Memorandum.

            (j) The Offerors will advise the Placement Agents promptly of any proposal to amend or to supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Placement Agents. Neither the consent of the Placement Agents, nor the Placement Agents' delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

            (k) In connection with the offer and sale of the Capital Securities, the Offerors agree that, prior to any offer or sale of the Capital Securities to or by the Placement Agents, the Placement Agents and their counsel have the right to make reasonable inquiries into the business of the Issuer Trust, the Company and its Subsidiaries. In connection with the offer or sale of the Capital Securities through the Placement Agents during the Offering Period, the Offerors also agree to provide to each prospective offeree of Capital Securities who so requests information concerning the Issuer Trust, the Company and its Subsidiaries (to the extent that such information is available or can be acquired and made available to prospective Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable Law) and the terms and conditions of the offering of the Securities, as provided in the

Offering Memorandum, and to hold at least one conference call with offerees at a reasonable time prior to the Closing and each Subsequent Closing, if any, whereby such offerees have the opportunity to ask questions and receive answers concerning the terms of the Offering and to obtain information about the Offerors or the Offering to the same extent as set forth in the immediately preceding sentence.

            (l)   [Reserved]

            (m) Neither the Company nor the Issuer Trust will, nor will either engage or permit any Affiliate to engage anyone other than the Placement Agents (until 270 days following the date of this Agreement) without the Placement Agents' prior written consent to, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of, directly or indirectly, (i) any Securities or other securities of the Issuer Trust other than as contemplated by this Agreement, (ii) any securities that are substantially similar to the Securities, including any similar securities convertible into or exercisable or exchangeable into other Company securities, or (iii) any other securities convertible into, or exercisable or exchangeable for, any of (i) or (ii), or enter into an agreement, understanding or arrangement with any other person for such purposes, or announce an intention to do any of the foregoing.

            (n) The Offerors will use all commercially reasonable efforts to do and perform all things required to be done and performed by each of them under this Agreement prior to and after the Closing Date and each Subsequent Closing Date to satisfy all conditions precedent on its part to the delivery of the Capital Securities to consummate the Transactions.

            (o) The Company, promptly following the Closing and each Subsequent Closing, will issue a press release, in a form reasonably acceptable to the Placement Agents, announcing the sale of the Capital Securities through the Placement Agents, and if the Company files reports with the Commission pursuant to Sections 13 or 15(d) of the 1934 Act, will file such press release with the Commission on a Form 8-K. The Offerors also will file timely with the Commission one or more Form Ds pursuant to Regulation D, in form and substance reasonably satisfactory to the Placement Agents, with respect to the sale of the Securities.

            (p) The Issuer Trust will use the proceeds received by it from the sale of the Securities, and the Company and its Subsidiaries will use the proceeds received by them from the sale of the Junior Subordinated Debentures, in the manner specified in the Offering Memorandum under the caption "Use of Proceeds."

            (q) Each of the Offerors will, so long as any of the Capital Securities or the Junior Subordinated Debentures are outstanding, file with the Commission all reports specified under Sections 13 or 15(d) of the 1934 Act to the extent that the Company is otherwise required to file such information, and otherwise will (i) maintain and provide "adequate current public information" (as defined in Commission Rule 144(c) under the Securities Act) about the Offerors to permit resales of the Capital Securities or the Junior Subordinated Debentures pursuant to such Rule 144, and (ii) make available to any prospective purchaser of the Capital Securities or Junior Subordinated Debentures the information required by Rule 144A(d)(4) under the Securities Act. The Company shall cause to be prepared annual audited consolidated financial statements consistent with the provisions of subsections 3(m), 3(n) and 3(q) hereof, will maintain the system of internal controls consistent with subsection 3(q) hereof, and for so long as any of the Capital Securities or the Junior Subordinated Debentures are outstanding, will show such instruments in their Financial Statements and Interim Financial Statements as a separate line item and as part of the Company's total debt.

            (r) For so long as any of the Capital Securities or the Junior Subordinated Debentures are outstanding, the Offerors will (i) deliver without charge to the Placement Agents and each Holder, promptly upon filing or becoming available, copies of (w) all reports or other publicly available information that the Company mails or otherwise makes available to its shareholders and holders of securities of the Company, (x) all reports, financial statements and proxy or information statements filed by the Company and/or the Issuer Trust with the Commission, Nasdaq or any securities exchange, (y) other information concerning the Company or its Subsidiaries as reasonably requested by the Holder, including without limitation, press releases, analysts' reports and communications with holders of Company or Subsidiary securities, and (z) annual financial statements and interim unaudited financial statements meeting the requirements of Section 3(m) hereof, and (ii) make management available to participate in a conference call once annually to discuss with Holders of the Capital Securities the Company's and its Subsidiaries' financial condition, results of operations and other matters.

            (s) The Company and the Issuer Trust will comply with, and perform their obligations under, the Operative Documents.

            (t) The Company and the Issuer Trust will not claim, and will actively resist any attempts by others to claim, the benefits of any usury laws against holders of the Capital Securities or the Junior Subordinated Debentures.

            (u) The Offerors will maintain this Agreement and all other Transaction Documents, and the terms hereof and thereof strictly confidential, except to the extent that (i) either Offeror is required to file the Trust Agreement, the Guarantee Agreement, the Indenture or the forms of the Securities with any public officials in the State of Delaware or the state where the Company maintains its principal executive offices or with the Commission, and
(ii) counsel or accountants to the Company determine that the terms of the Securities are required to be described generally in financial statements, reports or filings with the Commission or other Governmental Authorities. The Placement Agents and the Offerors may disclose the Transaction Documents to Purchasers of the Securities and to any Governmental Authority, provided the Offerors use all commercially reasonable efforts to limit the public disclosure thereof. The Offerors may also disclose the Transaction Documents to their respective counsel and accountants, and others who have a need to know such information, provided such persons are notified that these Transaction Documents are confidential and agree to maintain them as confidential. It is understood and agreed that the Transaction Documents are proprietary to the Placement Agents and will not be copied or used by the Company or any of its Affiliates or representatives for any purposes other than the Transactions. Notwithstanding the foregoing, the Offerors (and any employee, representative or other agent of the Offerors) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement, all other Transaction Documents, the Offering Memorandum and all materials of any kind (including opinions or other tax analyses) that are provided to the Offerors to the extent such materials relate to such tax treatment and tax structure; provided, however, any such information relating to the tax treatment or tax structure shall be kept confidential to the extent necessary to comply with any applicable federal or state securities laws.

            (v) With respect to any offering and sale of Company capital stock, whether such capital stock be common stock, convertible preferred, debt or otherwise, occurring in the six month period following the date of this Agreement, the Company shall either:

                  (i) register the issuance of the capital stock pursuant to requirements of the Securities Act and comply with Rule 152 of the same, or;

                  (ii) ensure all such offers and sales of capital stock will be made (A) exclusively to "accredited investors," as that term is defined in Commission Rule 501 under the Securities Act, or to fewer than 30 nonaccredited investors each of whom the Company reasonably believes to be sophisticated, (B) in compliance with the information delivery requirements set forth in Commission Rule 502(b) under the Securities Act, (C) without any form of general solicitation or general advertising within the meaning of Commission Rule 502(c) under the Securities Act, (D) in compliance with the resale limitation requirements of Commission Rule 502(d) under the Securities Act, and (E) otherwise in compliance with the private offering exemption provided by Section 4(2) of the Securities Act and the safe harbor provided by Commission Rule 506 thereunder; and

            (w) Notwithstanding (v) above, the Company will take all reasonable steps to ensure that any such offers and sales of capital stock by the Company in the six month period following the date of this Agreement will not be "integrated," as that term has been defined by the Commission, with the Offering or otherwise cause the offer and sale of the Securities to not be exempt from the registration requirements of the Securities Act pursuant to the exceptions provided in Commission Rule 506.

            (x) The Company will file a Form Y-10 reflecting the formation of the Issuer Trust and the Transactions with the Federal Reserve within 15 days of the Closing.

      6. CONDITIONS TO THE PLACEMENT AGENTS' OBLIGATIONS. The Placement Agents' obligations under this Agreement to use their commercially reasonable efforts to obtain Purchasers for the Capital Securities and to close the sale of any Capital Securities shall be subject to the accuracy of the representations and warranties of the Company and the Issuer Trust contained herein as of the date and time that this Agreement is executed (the "Execution Time") through each Closing Date and Subsequent Closing Date, if any, to the accuracy of the statements of the Company and the Issuer Trust made herein and in any other Transaction Documents, to the performance by the Company and the Issuer Trust of their respective covenants, agreements and obligations hereunder and under the other Transaction Documents, and to the following additional conditions:

            (a) The Company shall have furnished to the Placement Agents the opinion of counsel to the Company ("Company Counsel") that is reasonably acceptable to the Placement Agents, dated the Closing Date and each Subsequent Closing Date, if any, addressed to the Placement Agents addressing the matters set forth in Annex A hereto and such other matters as the Placement Agents may reasonably request.

            (b) The Company shall have furnished to the Placement Agents the opinion of special tax counsel to the Company, which shall be the Placement Agents' counsel, dated the Closing Date and each Subsequent Closing Date, if any, containing such assumptions, qualifications and limitations as shall be reasonably acceptable to the Placement Agents and their counsel to the effect that (i) the Issuer Trust will be characterized as a grantor trust for United States federal income tax purposes and not as a partnership or as an association subject to tax as a corporation, (ii) for United States federal income tax purposes, the Junior Subordinated Debentures will constitute indebtedness of the Company, and (iii) the descriptions of the federal income tax consequences contained in the Offering Memorandum under the captions "Summary" and "Certain United States Federal Income Tax Consequences" are a fair and accurate summary of the United States federal income tax effects of purchasing, holding and selling Capital Securities.

            (c) The Placement Agents shall have received two opinions (collectively, the "Delaware Opinion") of Richards, Layton & Finger, P.A. (or other counsel reasonably acceptable to the Placement Agents), special Delaware counsel for the Property Trustee, the Delaware Trustee, the Guarantee Trustee and the Indenture Trustee dated the Closing Date, addressed to the Placement Agents and the Company, that collectively address the matters set forth in Annex B hereto.

            (d) There shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), earnings, cash flows, business or prospects of the Company or its Subsidiaries which, in the judgment of the Placement Agents, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the Offering or the sale of and payment for the Capital Securities; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, the American Stock Exchange, Nasdaq, or any over-the-counter securities market, or any material disruption of the settlement of trading on any such exchange or over-the-counter market generally, or the establishment of minimum prices for trading securities generally on any such exchange or any over-the-counter market, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iii) any banking moratorium declared by any United States federal authorities or state authorities; (iv) the lowering or withdrawal of any rating assigned to any securities or deposits issued or guaranteed by the Company or any of its Subsidiaries by any rating agency, or the public announcement or disclosure to the Company by any rating agency that it has under surveillance or review, with possible negative consequences, its rating of any securities or deposits issued or guaranteed by the Company or its Subsidiaries or (v) any outbreak or escalation of hostilities, any declaration of a national emergency or war by the United States or any other national or international calamity, crisis or emergency, any act or acts of terrorism, or any change in the financial markets if, in the judgment of the Placement Agents, the effect of any such outbreak, escalation, act, declaration, calamity, emergency or change makes it impractical or inadvisable to proceed with solicitations of offers to purchase, or the completion of its sale of, the Capital Securities.

            (e) The Company shall have furnished to the Placement Agents a certificate of the Company, signed by the Chairman, any Vice Chairman, the Chief Executive Officer, the President or any Vice President and by the Treasurer or Chief Financial Officer of the Company, and one of the Administrators of the Issuer Trust dated the Closing Date, reasonably acceptable in form and substance to the Placement Agents, to the effect that:

                  (i) the representations and warranties of the Company and the Issuer Trust made herein and in each Transaction Document are true and correct in all material respects on and as of the Closing Date and each Subsequent Closing Date, if any, with the same effect as if made on each of the Closing Date and each Subsequent Closing Date, if any, and the Company and the Issuer Trust have complied with their respective covenants, agreements and obligations hereunder and in the Transaction Documents and satisfied all the conditions herein and in the Transaction Documents, including the purchase by the Company of Common Securities representing not less than 3% of the aggregate stated Liquidation Amount of all Trust Securities and the payment of the Placement Agent Fee, on either of their parts to be performed or satisfied at or prior to the Closing Date and each Subsequent Closing Date, if any; and

                  (ii) since the date of the most recent Financial Statements provided by the Company to the Placement Agents and included or incorporated by reference in the

Offering Memorandum, and since the date of the Offering Memorandum, there has been no material adverse change in the condition (financial or otherwise), earnings, cash flows, business or prospects of the Company and its Subsidiaries considered as one enterprise, whether arising from transactions in the ordinary course of business or otherwise.

            (f) Prior to the Closing Date, and each subsequent Closing Date, if any, the Company and the Issuer Trust shall have furnished to the Placement Agents such further information, instruments, certificates and documents, as may be reasonably requested by the Placement Agents, in form and substance reasonably satisfactory to the Placement Agents.

            (g) At the Closing Date and each subsequent Closing Date, if any, each of the Transaction Documents shall have been duly authorized, executed and delivered by each party thereto, and fully executed counterparts thereof shall have been delivered to the Placement Agents, and the Company shall have paid all fees and expenses for which it is responsible hereunder.

            If any of the conditions specified in this Section 6 shall not have been fulfilled timely in all material respects, or if any of the forgoing documents or other Transaction Documents shall not be reasonably satisfactory in form and substance to the Placement Agents, the Placement Agents' obligations hereunder may be terminated at, or at any time prior to, the Closing Date by the Placement Agents. Notice of such termination shall be given to the Company and the Issuer Trust in writing or by telephone or facsimile confirmed in writing.

      7.    [RESERVED]

      8.    INDEMNIFICATION AND CONTRIBUTION.

            (a) Each Placement Agent, severally and not jointly, agrees to indemnify and hold harmless the Company and the Issuer Trust, and their respective directors, officers, employees, agents, representatives, and each person or entity who controls the Company or the Issuer Trust within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act, against any and all Claims (as defined below), as incurred, to which they or any of them may become subject under the Securities Act, the 1934 Act or other federal or state law or regulation, at common law or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any information (whether oral or written) or documents furnished or made available by the Placement Agents to the Company, the Issuer Trust or any Purchaser of Securities, including the representations and warranties contained in this Agreement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal fees or charges or other expenses reasonably incurred by them in connection with preparing, investigating, defending or settling any such Claim; provided, however, the Placement Agents, the Company and the Issuer Trust hereby agree that the only information so provided by the Placement Agents is that information described in the last clause of the proviso to Section 3(bb) hereof. This indemnity agreement will be in addition to any liability that the Placement Agents may otherwise have.

            (b) The Company and the Issuer Trust agree, jointly and severally, to indemnify and hold harmless the Placement Agents and their directors, officers, employees, agents, representatives, and each person or entity who controls the Placement Agents within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act, and the respective heirs, and personal and legal representatives of such individuals, against any and all losses, expenses, claims, damages or liabilities, joint or several, actions, investigations or proceedings of any nature ("Claims"), as incurred, to which they or any of them may become subject under the Securities Act, the 1934 Act or other federal or state law or regulation, at common law or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any information (whether oral or written) or documents furnished or made available to the Placement Agents or any Purchaser of Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal fees or charges or other expenses reasonably incurred by them in connection with preparing, investigating, defending or settling any such Claim; provided, however, neither the Company nor the Issuer Trust will be liable to the Placement Agents, their directors and officers and each person, if any, who controls such Placement Agents in any such case to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such documents in reliance upon and in conformity with written information furnished to the Company by the Placement Agents specifically for use therein, it being understood and agreed that the only such information is described in the proviso to Section 3(bb) hereof, unless such Claim arises out of the offer or sale of Capital Securities occurring after a Placement Agent has notified the Company and Issuer Trust in writing that such information should no longer be used therein. This indemnity agreement will be in addition to any liability which the Company or the Issuer Trust may otherwise have.

            (c) The Company agrees to indemnify and hold harmless the Issuer Trust against all Claims to which the Issuer Trust may be liable under Section 8(b) hereunder.

            (d)   Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any Claim, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party shall not relieve such indemnifying party from any liability hereunder, except and to the extent it is materially prejudiced as a result thereof, and in any event shall not relieve it from any liability which it may have otherwise than on account of this Section 8. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and charges of any separate counsel retained by the indemnified party or parties except as expressly set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party (and which may be counsel to the indemnifying party). Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees and charges of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action, investigation, proceeding or Claim include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or proceeding, or (iv) the indemnifying party shall authorize in writing the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood and agreed that the indemnifying party shall not, in respect of the legal expenses and charges of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and charges of more than one separate identified counsel (in addition to one identified local counsel for each applicable jurisdiction) for all such indemnified parties and that all such fees and charges shall be reimbursed as they are incurred. Such firm shall be designated in writing by the indemnified parties in the case of parties to be indemnified pursuant to Section 8(a) or 8(b) hereof. An indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there is a final, nonappealable judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of each indemnified party from all liability on all Claims that are the subject matter of such proceeding or arise therefrom or related thereto, and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

            (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsections (a), (b) or (c) above in respect of any Claims referred to therein and with respect to which such party would otherwise be entitled to indemnity by virtue thereof, then each indemnifying party shall contribute the amount paid or payable by such indemnified party as a result of such Claims, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Issuer Trust, on the one hand, and the Placement Agents, on the other hand, from the offering of the Capital Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Issuer Trust, on the one hand, and the Placement Agents, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities and expenses (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Issuer Trust, on the one hand, and the Placement Agents, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Issuer Trust and the Company bear to the total fees received by the Placement Agents in connection with the sale of the Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Issuer Trust, on the one hand, or the Placement Agents, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Offerors and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection
(e). The amount paid or payable by an indemnified party as a result of the Claims referred to above in this subsection (e) shall be deemed to include any reasonable legal fees and charges or other expenses reasonably incurred by such indemnified party in connection with preparing for, investigating or defending any such action, claim or proceeding. Notwithstanding the provisions of this subsection
(e), the Placement Agents shall not be required to contribute any amount in excess of the Placement Agent Fee (net of expenses, whether or not reimbursed by the Company) which the Placement Agents have actually received from the sale of Capital Securities.

                  No person guilty of fraudulent misrepresentation within the meaning of Securities Act, Section 11(f) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentations.

      9.    TERMINATION.

            (a) This Agreement shall be subject to termination in the absolute discretion of the Placement Agents by notice given to the Company and the Issuer Trust prior to delivery of and payment for the Capital Securities as provided in
Section 6, or earlier if any Offeror representation or warranty is inaccurate or if either Offeror fails or is unable to perform, or gives notice of its intent not to perform, any of its covenants, agreements and obligations hereunder.

            (b) If after a reasonable period of time but not less than 60 days following the commencement of the Offering by delivery of the Offering Memorandum to prospective Purchasers, the Company, the Issuer Trust and the Placement Agents mutually determine that the Issuer Trust has not received offers from Investors to purchase the Capital Securities on reasonably acceptable terms and conditions and no Capital Securities have been sold, the Placement Agents' agency under this Agreement may be terminated by written consent of the Company, the Issuer Trust and the Placement Agents. Such termination will be without obligation on the Placement Agents' part or on the part of the Company or the Issuer Trust, except as provided in Sections 8 and 11 hereof.

      10.   OTHER AGREEMENTS.

            (a) Each of the Company and the Issuer Trust acknowledges and agrees that it has made and will make its own decisions with respect to the desirability to it of the offering, pricing and sale of the Securities, and has not relied and will not rely upon the Placement Agents in making such evaluations and decisions. It is understood and agreed that the Placement Agents will act under this Agreement as independent contractors with only the express duties specified herein. Nothing in this Agreement is intended to or shall be deemed to create a fiduciary or other relationship among the Placement Agents and (i) the Issuer Trust, (ii) the Company or its shareholders or holders of its other securities or any Subsidiary, or (iii) any Purchaser or prospective Purchaser. This Agreement is not intended to and shall not confer on any person or entity other than the parties hereto and their respective permitted successors and assigns (and, for purposes of Section 8 only, such other persons specified in Section 8), any relationship, rights or remedies under or by reason of this Agreement or as a result of the services to be rendered by the Placement Agents hereunder, whether as third party beneficiaries or otherwise.

            (b) The Company authorizes the Placement Agents, following Closing, (i) to place advertisements in financial and other newspapers and journals (including electronic versions thereof) at their own expense describing the Transactions generally, (ii) to use the Company's corporate logo in such advertising or related promotional materials (including electronic versions thereof) concerning the Placement Agents' services hereunder, and (iii) to include the Transaction and the Company in lists of transactions and customers.

            (c) The Company acknowledges and agrees that there are no understandings, arrangements or agreements with respect to the offer or sale of the Securities or the Transactions with any finders, brokers, underwriters, agents, salesmen, dealers, representatives or other persons (other than the Placement Agents as provided herein) which have any interest in compensation due to the Placement Agents from any Transactions, and the Company shall indemnify, defend and hold harmless the Placement Agents from and against any and all Claims for such compensation.

      11. SURVIVAL. The respective representations, warranties and covenants made by or on behalf of the Company and the Issuer Trust or their respective officers or trustees and of the Placement Agents set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agents, the Company or the Issuer Trust, and will survive delivery of and payment for the Capital Securities and shall be deemed made as to and for the benefit of any Purchaser of the Capital Securities. The provisions of Sections 1(d), 3, 5, 8, 10, 11, 12, 13, 14 and 15 hereof shall survive the delivery of and payment for the Capital Securities or any termination or cancellation of this Agreement, and shall remain in full force and effect, provided that upon a termination or cancellation of this Agreement in accordance with its terms, all the foregoing provisions shall survive if any Capital Securities have been sold, and if no Capital Securities have been sold, all such provisions shall survive and continue in full force and effect, and provided further that as to Section 5 only, subsections 5(c), 5(m), 5(u) and 5(x) shall continue in full force and effect, but the other provisions of Section 5 shall not survive.

      12. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Placement Agents, will be mailed, delivered or sent by facsimile and confirmed to it at 2410 Paces Ferry Road, 600 Paces Summit, Atlanta, Georgia 30339-4098, fax number (770) 805-6543 Attention:
Frank W. Brown, with a copy to Ralph F. MacDonald, III, Alston & Bird LLP, One Atlantic Center, 1201 W. Peachtree Street, Atlanta, Georgia 30309-3424, fax number (404) 881-4777; if sent to the Company or the Issuer Trust, will be mailed, delivered or sent by facsimile and confirmed to it at the address shown on Exhibit 1 hereto, with a copy as shown on Exhibit 1 hereto.

      13. SUCCESSORS AND ASSIGNS. This Agreement will inure to the benefit of and be binding upon (i) the parties hereto and their respective successors and assigns, and for purposes of Section 8 only, the persons specified in Section 8 hereof and (ii) each Purchaser of Capital Securities from the Placement Agents. The Company may not assign this Agreement and may not delegate its duties hereunder.

      14. APPLICABLE LAW; VENUE. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS. Any action, suit or proceeding arising out of or related to this Agreement or any transaction hereunder shall be brought exclusively in federal or state court in the Northern District of Georgia, which all parties agree is a reasonable venue.

      15. ENTIRE AGREEMENT, AMENDMENTS, ETC. Except as otherwise expressly provided herein or in the Line of Credit documents, this Agreement (including the annexes, schedules and exhibits attached hereto and which are incorporated hereby into this Agreement) constitutes the entire agreement between the parties with respect to the offering and sale of the Securities and the Transactions, and supersedes all prior arrangements, agreements or understandings with respect thereto, written or oral. Any specific changes set forth in Exhibit 1 hereto shall govern and control in the event of any difference between such Exhibit 1 and the provisions in the main body of this Agreement. This Agreement may be amended or modified only in writing executed by all the parties hereto. Any waiver hereof must be in writing executed by the party entitled to give such waiver to be effective. If any provision of this Agreement is determined to be unenforceable, the other provisions shall remain in full force and effect.

                       [SIGNATURES ON THE FOLLOWING PAGE]

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Placement Agreement shall be a valid and binding agreement among the Company, the Issuer Trust and the Placement Agents.

Very truly yours,

COMMUNITY FINANCIAL HOLDING COMPANY, INC.

By: /s/ Ann K. Marshall
    ----------------------------
    Name: Ann K. Marshall
    Title: Executive Vice President,
           Chief Operating Officer and
           Chief Financial Officer

CFHC CAPITAL TRUST I

By: Community Financial Holding Company, Inc.
    as Depositor

By: /s/ Ann K. Marshall
    ----------------------------
    Name: Ann K. Marshall
    Title: Executive Vice President,
           Chief Operating Officer and
           Chief Financial Officer

The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

THE BANKERS BANK
BANKERSBANC CAPITAL CORPORATION

By: /s/ Michelle L. Hobbs
    ----------------------------
    Name: Michelle L. Hobbs
    Title: Vice President

                                   SCHEDULE 1

                              LIST OF SUBSIDIARIES

                                        TYPE OF                  JURISDICTION WHERE
            NAME                     ORGANIZATION                     ORGANIZED
            ----                     ------------                     ---------
Gwinnett Community Bank        State Chartered Commercial             Georgia
                               Bank

                                     ANNEX A

                   OPINIONS TO BE DELIVERED BY COMPANY COUNSEL

      Pursuant to Section 6(a) of the Placement Agreement, the counsel for the Company shall deliver an opinion to the effect that:

            (i) each of the Company and the Subsidiaries (A) has been duly incorporated or organized and is validly existing as an entity in good standing under the laws of the jurisdiction in which it is organized, with full power and authority as such an entity to own its properties and conduct the business it transacts and proposes to transact as described in the Offering Memorandum, to form the Issuer Trust and acquire the Common Securities, to enter into, deliver and perform its obligations under the Placement Agreement and the other Transaction Documents, and to offer, issue and sell the Securities, (B) to use the proceeds from the sale of the Trust Securities as described in the Offering Memorandum, and (C) holds all Approvals necessary for the conduct of its business, except where the failure to hold such Approvals would not, singularly or in the aggregate, have a Material Adverse Effect;

            (ii) the authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum in the column entitled "Actual" under the caption "Capitalization", the shares of issued and outstanding capital stock of the Company are fully paid and non-assessable, and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company;

            (iii) all of the issued and outstanding capital stock or other equity interests of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through wholly-owned Subsidiaries, free and clear of any Lien, and none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary;

            (iv) no Approval (other than as may be required under any State securities or blue sky Laws as to which no opinion is expressed) is required for the execution, delivery and performance of the Transaction Documents or the consummation of the Transactions, including, without limitation, the offer, issuance, sale and delivery of the Capital Securities and the related Guarantee through and to the Placement Agents, the issuance, sale and delivery of the Common Securities to the Company or the issuance, sale and delivery of the Junior Subordinated Debentures to the Issuer Trust, except such Approvals (specified in such opinion) as have been obtained and are in full force and effect;

            (v) each of the Transaction Documents, including this Agreement, has been duly authorized, executed and delivered by the Company and the Administrators, and (in the case of the Trust Agreement, the Indenture, the Guarantee Agreement and the Trust Securities, respectively, assuming each has been duly authorized, executed and delivered and/or authenticated by the Issuer Trustees, the Indenture Trustee and the Guarantee Trustee, as applicable), and each Operative Document to which the Company is a party constitutes a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception. The Junior Subordinated Debentures have been duly and validly authorized, executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture, and when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Issuer Trust, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the Bankruptcy and Equity Exception;

            (vi) none of the execution, delivery and performance of each of the Operative Documents by the Company and the Issuer Trust, the issue and sale of the Capital Securities, the application of the proceeds from the sale of the Securities as described in the Offering Memorandum, and the consummation of any other of the Transactions nor the fulfillment of the terms thereof do not and will not conflict with, result in a breach or violation of, or constitute a default including any condition or event that, with notice, the lapse of time or both, would be a default, or any Repayment Event, under the charter, articles or certificate of incorporation, bylaws or other organizational or constituent documents of the Company or any of its Subsidiaries, the terms of any indenture or other agreement, document or instrument known to such counsel and to which the Company or any of its Subsidiaries is a party or bound or any Law, judgment, order, ruling or decree, of any Governmental Authority having jurisdiction over the Issuer Trust, the Company or any of its Subsidiaries, known to such counsel to be applicable to the Company or any of its Subsidiaries, except for such conflicts, breaches, violations or defaults which are not, in the aggregate, material to the Company and its Subsidiaries taken as a whole and do not and are not reasonably likely to have a Material Adverse Effect;

            (vii) the Company is duly registered as a bank holding company or a financial holding company, as applicable, under the BHC Act and the Federal Reserve's regulations thereunder, and as a bank holding company or financial holding company under applicable law in all jurisdictions where the Company is required to be registered or approved as a financial holding company, bank holding company or other holding company. The deposit accounts of the Company's banking subsidiaries are insured by the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending, or, to such counsel's knowledge, threatened;

            (viii) neither the holders of the outstanding shares of capital stock of the Company, nor any other person has any preemptive or similar rights to purchase any Trust Securities or the Debentures;

            (ix) there is no claim, charge, investigation, action, suit or proceeding before or by any Governmental Authority, now pending or, to the knowledge of such counsel, threatened against the Issuer Trust, the Company or any of its Subsidiaries which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect;

            (x) assuming the accuracy of the representations and warranties of the Company, the Issuer Trust and the Placement Agents in the Placement Agreement, and compliance with the terms thereof, no registration of any of the Securities under the Securities Act is required for the offer and sale of the Capital Securities in the manner contemplated by the Placement Agreement;

            (xi) the variable interest rate that will be charged on the Securities is a permissible and legal rate of interest and will not violate any applicable usury laws or any other applicable laws, rules, regulations or governing permissible rates of interest or charges, excluding any interest on interest; and

            (xii) to counsel's knowledge, there is nothing in the Offering Memorandum or any amendment or supplement thereto, including the information incorporated therein by reference, (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein) at the dates thereof and at the Closing Date, that included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading with respect to the Company and its Subsidiaries.

      In rendering the above opinions, such counsel may (A) state that its opinions are limited to the laws of the State of organization of the Company, the corporate laws of the State of Delaware, (if applicable) and the Federal laws of the United States and (B) rely as to matters involving the application of laws of any jurisdiction other than the State of organization of the Company, Delaware or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to the Placement Agents and to the extent deemed proper, on certificates of responsible officers of the Company and public officials; provided such opinion shall affirmatively state, as to any matter covered by an officer's certificate, that nothing to the contrary has come to the attention of such counsel.

                                     ANNEX B

                  OPINIONS TO BE DELIVERED BY DELAWARE COUNSEL

      Pursuant to Section 6(c) of the Placement Agreement, Richards, Layton & Finger, P.A., as special Delaware counsel for the Property Trustee, the Delaware Trustee, the Guarantee Trustee and the Indenture Trustee shall deliver two opinions, collectively to the effect that:

            (i) the Issuer Trust has been duly created and is validly existing and in good standing as a statutory trust under the Statutory Trust Act with full power and authority to own the property and to conduct the business it owns and transacts and proposes to transact as described in the Offering Memorandum and to execute, deliver and perform its obligations under the Operative Documents to which it is a party;

            (ii) each Operative Document to which the Property Trustee, the Delaware Trustee, the Guarantee Trustee or the Indenture Trustee are parties or are required to execute or authenticate, has been duly authorized and, on the Closing Date, will have been duly executed and delivered, by the Property Trustee, the Delaware Trustee, the Guarantee Trustee and/or the Indenture Trustee, as applicable, and assuming the due authorization, execution and delivery by the Company and the Administrators of the Trust Agreement, is a valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception;

            (iii) the Capital Securities and the Common Securities have been duly authorized by the Issuer Trust and, when executed, authenticated, issued and delivered against payment therefor on the Closing Date to the Purchasers thereof, in the case of the Capital Securities, and to the Company, in the case of the Common Securities, will be validly issued, fully paid and nonassessable (other than with respect to certain obligations under the Trust Agreement assumed by the Holder of the Common Securities under the Trust Agreement) and will represent undivided beneficial interests in the assets of the Issuer Trust and entitled to the benefits of the Trust Agreement, subject to the Bankruptcy and Equity Exception;

            (iv) none of the Capital Securities or the Common Securities is subject to preemptive or any similar rights;

            (v) the execution, delivery and performance by the Issuer Trust of the Operative Documents to which it is a party, and the consummation of the Transactions will not result in any violation of any applicable Delaware law (including the Statutory Trust Act) or conflict with the Trust Agreement or require the consent, approval, authorization or order of or any filing with any Delaware court or Delaware governmental or Delaware regulatory agency or body;

            (vi) Wilmington Trust Company is duly incorporated and validly existing as a banking corporation with trust powers in good standing under the laws of the State of Delaware with all necessary corporate and trust power and authority to execute, deliver and carry out and perform its respective obligations under the terms of the Trust Agreement, the Guarantee Agreement and the Indenture;

            (vii) the execution, delivery and performance of the Trust Agreement, the Guarantee Agreement and the Indenture by the Property Trustee, the Delaware Trustee, the Guarantee Trustee and the Indenture Trustee, as applicable, do not conflict with or constitute a breach of, or a default under, the Certificate of Incorporation or by-laws of the Property Trustee, the Delaware Trustee, the Guarantee Trustee and the Indenture Trustee, respectively or the terms of any indenture or other agreement or instrument known to such counsel and to which the Property Trustee, the Delaware Trustee, the Guarantee Trustee or the Indenture Trustee, respectively, is a party or is bound or any applicable Delaware law, or any judgment, order or decree known to such counsel to be applicable to the Property Trustee, the Guarantee Trustee or the Indenture Trustee, respectively, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Property Trustee, the Guarantee Trustee or the Indenture Trustee, respectively, or by which any of them are bound; and

            (viii) no consent, approval or authorization of, or registration with or notice to, declaration or filing with any governmental authority or agency of the State of Delaware is required by or with respect to Wilmington Trust Company for the execution, delivery or performance by it of the Trust Agreement, the Guarantee Agreement and the Indenture, other than the filing of the Trust's Certificate of Trust.

                                    EXHIBIT 1

                     ADDITIONAL TERMS TO PLACEMENT AGREEMENT

1.    Offering Termination Date (Section 1(a)) is: May 31, 2004.

2. The Placement Agent Fee (Section 1(d)) is 2.20% of the aggregate stated liquidation amount of Capital Securities sold in the Offering.

3. Offering Costs and Expenses: The Company will only be responsible for the expense of its own legal counsel and the Placement Agents will reimburse the Company for up to $2,500 of the fees and costs charged by the Company's legal counsel, provided the Company does not request substantive changes to the standard trust preferred form documents supplied by the Placement Agents. However, the Company shall be responsible for all costs and expenses incurred in connection with the Offering or the Transaction, including, without limitation, all legal fees and trust formation costs incurred by the Placement Agents, if the Offering is terminated for any reason prior to Closing.

4.    ADDRESS FOR NOTICES TO THE COMPANY (Section 12)

      Community Financial Holding Company, Inc.
      2775 Buford Highway
      Duluth, Georgia 30096
      Facsimile No. (770) 476-7885
      Attention: Ms. Ann K. Marshall

      With a copy to:

      Morris Manning & Martin, LLP
      1600 Atlanta Financial Center
      3343 Peachtree Street, NE
      Atlanta, GA 30326-1044

      Facsimile No. (404) 365-9532
      Attention: Mr. T. Daniel Brannan